UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
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BKV Corporation
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Notice of 2025

Annual Meeting

of Stockholders and Proxy Statement

June 19, 2025 – 9:00 a.m.

Central Daylight Time

BKV®

Dear Fellow Shareholders,
BKV is redefining the concept of an energy company by
combining traditional and new approaches to offer comprehensive energy solutions that deliver value to customers. We believe our four business lines—power, carbon capture, upstream and
midstream—generate tremendous value standalone, and, in
combination, can create a winning formula of decarbonized
around-the-clock energy that is scalable, reliable and profitable.
2024 was a transformative year. We made significant strides
toward our goal of becoming the leading energy solutions
company, all while laying the groundwork for a cleaner, more sustainable energy future.
Despite turbulent markets, our upstream business delivered a strong performance, fueling growth across our entire portfolio.
We continue to advance in carbon capture, utilization and storage
(CCUS), a critical lever in decarbonizing the global economy. With meaningful progress toward multiple FIDs and a growing pipeline of projects, BKV is solidifying its leadership in this space.
The power generation business in ERCOT represents a
compelling growth opportunity for BKV. We see surging demand from data centers and AI-driven infrastructure as a powerful tailwind—and we’re positioning ourselves to meet it head-on.
What makes BKV different is our comprehensive approach—
natural gas production, carbon capture, and power—combined
into one cohesive, winning strategy that we believe commands a premium in the market.
A defining moment this year was our debut on the New York Stock
Exchange in September—an exciting milestone that underscores our commitment to growth, financial transparency, and long-term value creation. Your support throughout that journey means the world to us.
We’ve also stayed disciplined. Our financial performance reflects a deliberate and focused approach to capital management and
operational excellence. But beyond the numbers, what I’m most proud of is the exceptional team we’ve built. In just ten years, we’ve created a culture of innovation, agility, and excellence.
Hiring the best isn’t just a priority, it’s the cornerstone of everything we do.
As we look at 2025, our vision is clear, our strategy is sound, and our momentum is strong. BKV is built for this moment—and for the future.
Thank you for being on this journey with us.
Chris Kalnin
BKV is redefining the concept of an energy company by combining traditional and new approaches to offer comprehensive energy solutions that deliver value to customers.

1200 17th St., Ste 2100 Denver, CO, 80202
Notice of Annual Meeting of
Stockholders to be held on June 19, 2025
Dear Stockholders,
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of BKV Corporation (the “Company”) will be held in person at the
Ridglea Country Club, Ballroom, located at 3700 Bernie Anderson Avenue, Fort Worth, TX 76116 on Thursday, June 19, 2025, at
9:00 a.m. Central Daylight Time for the following purposes:
(1)To elect four Class I directors to the Board to serve until the 2028 Annual Meeting or until their respective successors are duly elected and qualified.
(2)To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”), to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
We will also transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.
The Board fixed the close of business on April 21, 2025, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
You are welcome to attend the Annual Meeting. If you do not attend, it is important that your shares be represented and voted at the
Annual Meeting. You can vote your shares by telephone or over the Internet as described in more detail in the proxy materials found at www.proxyvote.com. You may revoke a proxy at any time prior to its exercise by giving written notice to that effect to the
Secretary of the Company or by submitting a later-dated proxy or subsequent Internet or telephonic proxy. If you attend the Annual
Meeting, you may revoke any proxy you previously granted and vote in person.
You may also attend the Annual Meeting, vote your shares and submit questions electronically during the Annual Meeting via live webcast by logging in at: www.virtualshareholdermeeting.com/BKV2025. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure that you are logged in when the Annual Meeting starts.  We encourage you to vote your shares prior to the Annual Meeting.
By Order of the Board of Directors
Lindsay B. Larrick
Secretary
April 28, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2025:
The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Stockholders, 2025 Proxy Statement
and the 2024 Annual Report to Stockholders are available free of charge at: www.proxyvote.com
This proxy statement and the accompanying proxy are first being mailed, given or made available to stockholders on April 28,
2025.

LEARN MORE
Read about BKV CORPORATION and vote online www.proxyvote.com

BKV Corporation Values and
Sustainability
At BKV Corporation (“BKV,” the “Company,” “our,” “we” or “us”), responsible environmental stewardship and management is a core component of our business strategy and is a key driver in everything we do. Our governance structure is designed to maintain robust and proper oversight of corporate risks and opportunities. Key to this is oversight by BKV’s board of directors (the “Board”), which consists of diverse and experienced professionals who are committed to our emission reduction and energy impact goals.
Regular meetings are conducted to review company performance and provide guidance on material issues, including sustainability topics. At the executive level, BKV’s Environmental, Health, Safety and Regulatory (“EHSR”) programs are overseen directly by our
Chief Executive Officer (“CEO”) and President – Upstream, who meet regularly to discuss EHSR updates, including environmental, social and governance (“ESG”) risks and opportunities.
We focus our ESG priorities and disclosures on the issues and opportunities that are most important to our stakeholders. To identify these priorities, we engage internal and external stakeholders and weigh their views with respect to both Company-specific activities and energy development practices in general. Stockholder engagement, with regard to ESG matters and more broadly, is discussed in further detail later in this proxy statement.
Our Values
The following corporate values underpin our corporate culture and decision-making: Deliver on Promises, Have Grit, Embrace
Change, Show Courage, Solve Problems, Do Good and Be One BKV.
Deliver on Promises: Lofty aspirations mean nothing without delivering on our words. We don’t make empty promises or shy away from responsibility. Instead, we take ownership of the challenges, and we capitalize on them in order to grow.
Have Grit: We eat adversity for breakfast. By lunch, we’re hungry for the impossible. We believe any goal worth bragging about is worth putting your back into; with unrelenting focus, determination and perspiration.
Embrace Change: On the evolutionary timeline, adaptability isn’t just a virtue. It’s a prerequisite for survival. We survive and thrive because of our innate ability to roll with the inevitable shifting sands of circumstance. As the world evolves, we stay one step ahead, resilient to complacency and advocate for a sustainable future.
Show Courage: True courage requires embracing the unknown. We empower the outliers, encouraging them to step outside their comfort zones to make the tough decisions and the right decisions. Be bold. Speak honestly. Vulnerability comes with the territory.
Solve Problems: We pursue day-to-day innovation, so that we can deliver big change tomorrow. We apply creativity, ingenuity and discipline  toward the relentless pursuit of success. Because, no matter what the size, inside every problem is a solution waiting to happen.
Do Good: Our actions speak louder than our words. Ultimately, doing the right thing is the only thing. We choose what is right when we are tested. We are a force for good.
Be One BKV: We are one team, tuned to the same frequency, working toward a common goal. We push together, pull together, rise with the tide together, respect and support each other and embrace our differences.
Sustainability – Our Net Zero Strategy
We believe natural gas is foundational to a low carbon energy future.  Moreover, we understand the impact climate change has on our community, the world and future generations, which is why addressing these impacts in how energy is produced is a top priority.
In particular, it is one of our core values, “Be One BKV,” to create a unified team with a shared vision to achieve our emission reduction and energy impact goals. We maintain a “closed-loop” approach to our net zero emissions goals through the operation of our four business lines: natural gas production; natural gas gathering, processing and transportation (our “natural gas midstream business”); power generation; and carbon capture, utilization and sequestration (“CCUS”). We expect our owned and operated upstream and natural gas midstream businesses to achieve net zero Scope 1 and Scope 2 emissions by the early 2030s, and net zero Scope 1, 2 and 3 emissions by the late 2030s.

Twenty-five percent of our 2024 annual bonus program was tied to
ESG and EHSR targets, including our total days away, restricted or transferred rate, major incidents, notices of violations (“NOVs”) from current year activity that could carry a penalty or fine, employee engagement, progress towards emission reduction targets, the
Company’s performance of its ESG goals (including its MSCI ESG rating, completion of its sustainability report and the initiation of RSG sales), and reaching FID on a CCUS project.
In addition to our goal to reduce greenhouse gas (“GHG”)
emissions through meaningful action, we are also committed to transparently reporting on our progress. We recognize
stakeholder concerns about climate change and understand that regulations and practices aimed at protecting the environment—and specifically, at reducing GHG emissions—can affect our business.
We not only consider addressing these issues as part of our risk management process, which is overseen by the Board, as detailed later in this proxy statement, but as part of our strategy and desire to contribute meaningfully to the energy transition, which is
demonstrated by our investment in our CCUS business and efforts to reduce GHG emissions from our operations.
More broadly, responsible environmental stewardship is a core value at the Company. At BKV, we call ourselves a “new kind of energy company” because we understand the impact climate
change has on our community, the world and future generations, which is why addressing these impacts in how energy is produced is a top priority.

Governance
Corporate Governance Snapshot
The governance of our business and our ESG program is integrated deeply into our strategy, allowing us to approach decision making for the entire business through a sustainability and stakeholder-focused lens. The governance of our business and our ESG journey is top-down, but innovation comes from across the Company. Our cross-functional leadership is closely tied to every sustainability decision made and emphasizes the importance of ESG to our bottom line. The Board is incredibly hands on and committed to governance and compensation best practices that align with our stockholders’ interests:
Alignment with Stockholders. Long-term incentive awards vest over periods of several years to reward sustained Company performance over time.
Share Ownership Guidelines. Our named executive officers (“NEOs”) and certain of our other officers must hold a value equivalent to multiples of their base salaries (five times for our CEO, four times for our Chief Operating Officer (“COO”), President –
Upstream, Chief Financial Officer (“CFO”) and senior vice presidents, three times for any officer required to file reports pursuant to
Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and two times for any other senior vice presidents or vice presidents). Each individual has three years from the date they become subject to the guidelines to comply with the holding requirements.
Clawbacks. We maintain a compensation clawback policy that requires the recovery of incentive-based compensation received during the three fiscal years preceding the date it is determined that the Company is required to prepare an accounting restatement, subject to certain exceptions.
Peer Group Comparison. With the help of independent compensation consultants, we compare executive compensation against industry compensation practices.
Cybersecurity. The Audit & Risks Committee evaluates management’s comprehensive cybersecurity strategy to protect against threats that could compromise sensitive information, disrupt data or systems, or jeopardize the security of facilities and infrastructure, including third-party processing plants and pipelines.
No Automatic Base Salary Increases. Our NEOs’ base salaries are reviewed annually, and decisions are based on demonstrated individual performance, business conditions and external market data provided by our independent compensation consultants.
No Hedging and Pledging of Company Stock. Our policies prohibit the hedging and pledging of our stock by our executives, directors and employees.

Board Composition
In alignment with the Company’s long-term strategic plan, the Board has engaged in a deliberate and measured process to review the composition of our Board and target specific skills that we believe that the industry and the Company are headed toward.  Critical skills include, but are not limited to, executive leadership; mergers and acquisitions negotiation, evaluation, and integration; energy industry experience; operating and leadership experience shaped by a perspective of strong HSE and corporate responsibility stewardship. A further discussion of these skills can be found in "– Selection Criteria for Nominees for Director".
BKV Board of Directors Skills Matrix

	Risk Management	Energy Industry Experience	Financial Experience	EHSR	Executive Leadership	Geology & Engineering	M&A Strategy & Execution	Operational Experience
Somruedee Chaimongkol
Joseph Davis
Akaraphong Dayananda
Christopher Kalnin
Kirana Limpaphayom
Carla Mashinski
Thiti Mekavichai
Charles Miller
Sunit Patel
Anon Sirisaengtaksin
Chanin Vongkusolkit
Sinon Vongkusolkit
Board Participation
The Company’s Corporate Governance Guidelines state that directors are expected to attend all or substantially all Board meetings and meetings of the committees of the Board on which they serve and to attend the Annual Meeting. During 2024, our Board met 12 times (12 regular and no special meetings) and our committees met a combined 19 times. Information and reports regarding the committees of the Board can be found in “Corporate Governance – Committees of the Board of Directors.”

100%	92%	97%
ANNUAL MEETING ATTENDANCE	BOARD MEETING ATTENDANCE	COMMITTEE MEETING ATTENDANCE

Board’s Role in Risk Management
A primary responsibility of the Board is to ensure that processes are in place to identify and properly manage risks to the Company and its businesses. Each standing committee of the Board oversees and evaluates risks directly in its sphere. For example, the
Nominating and Governance Committee reviews corporate governance matters, matters involving members of the board, and succession planning. The Compensation Committee reviews compensation matters, and the Audit & Risk Committee assesses financial and cyber security risks to the enterprise.
The Company’s executive management meets at least quarterly with representatives of all business units and corporate functions specifically to review and assess risks and the steps being taken to manage them. These risks and management’s steps to mitigate them are discussed with the Audit & Risks Committee at least quarterly and with the full Board at least annually. The Audit & Risks
Committee also meets independently with the Company’s external accounting auditors and the head of internal audit to discuss risks in financial reporting and other matters.
The chart below illustrates how the Board oversees risk:

BOARD OF DIRECTORS / Oversees Major Risks

•Commodity prices and hedging •Financial strength and flexibility •Cyber security •Reserves and resource development •Third-party performance/exposure	•Health, safety, and environment •CEO performance and compensation •Asset integrity •Transportation and related commitments •Regulatory matters

AUDIT & RISK COMMITTEE	COMPENSATION COMMITTEE	NOMINATING & GOVERNANCE COMMITTEE
Primary Risk Oversight	Primary Risk Oversight	Primary Risk Oversight

•Financial statements and reporting •Related party transactions •Cyber security	•Executive Officer and key employee compensation •Incentive plans •Post-employment benefit plans	•Board structure •Corporate governance •Succession planning

MANAGEMENT

•Meets monthly •Discusses developments to identify risks •Identifies emerging risks	•Employee talent development and retention •Develops mitigation measures •Updates the Board and committees on risk assessments

Voting at the Annual Meeting
Every vote cast at the Annual Meeting plays a part in the future of BKV
Corporation. Please review our proxy statement and take the time to vote right away, using one of the methods explained below. If you are a beneficial owner, please follow the voting instructions in the proxy materials provided by your broker, bank or nominee.
Who is entitled to vote?
Stockholders who own shares of common stock as of April 21, 2025, the record date (the “Record Date”), may vote at the meeting. There were 84,708,373 shares of common stock outstanding on that date. Each share of common stock entitles the holder to one vote on all matters submitted to a vote at the Annual Meeting and any adjournment or postponement of the meeting.
Voting Matters
You are being asked to vote on the following:

How to Vote
Even if you plan to attend the Annual
Meeting in person, please vote right away
using one of the following advance voting
methods. In all cases, you will need to have
your proxy card or voting instruction form in
hand and follow the instructions in the card
or form.
By Internet
You may vote by using the Internet at
www.proxyvote.com, 24 hours a day, 7 days a
week, up until 11:59 p.m. Eastern Time on June
18, 2025
By Telephone
If you live in the United States, you may vote 24
hours a day, 7 days a week, up until 11:59 p.m.
Eastern Time on June 18, 2025, by calling
1 (800) 690-6903 from a touch tone phone
By Mail
If you received a paper copy of the materials,
you may mark, sign, date and mail your proxy
card or voting instruction card in the enclosed,
postage paid address envelope, as soon as
possible as it must be received by the Company
prior to June 19, 2025, the Annual Meeting date
At the Virtual Meeting
Stockholders of record at the close of business
on April 21, 2025, or their legal proxy holders,
will be able to access the Annual Meeting
webcast, ask questions and vote online at
www.virtualshareholdermeeting.com/BKV2025
by entering their 16-digit control number
provided on their proxy card. This website also
will contain instructions to participate in the
virtual Annual Meeting. Please see the
Questions and Answers About the Annual
Meeting and Voting section for important
information about participating in the virtual
Annual Meeting. Additional questions may be
directed to our proxy solicitor, Morrow Sodali at
1 (800) 662 5200 or send an email to
proxy@sodali.com.

		Board Recommendation	Page
Proposal 1	Election of Class I Directors	FOR each of the nominees	10
Proposal 2	To ratify the appointment of PricewaterhouseCoopers LLP as BKV Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	43

Attending the Annual Meeting

9:00 a.m. Central Daylight Time
All stockholders as of the Record Date or
holders of proxies for them may attend the
Annual Meeting, either in person or
virtually, but must have photo identification
and proof of stock ownership and, in the
case of a proxy holder, the proxy. If you are
a stockholder of record (your shares are
held in your name) or hold a proxy for such
a stockholder, valid photo identification
such as a driver’s license or passport
showing a name that matches our records
will suffice. If you are a beneficial owner
(your shares are held through a broker,
bank or nominee) or hold a proxy for such
a stockholder, you must provide valid
photo identification and evidence of current
ownership of the shares, which you can
obtain from your broker, bank or nominee.

Thursday, June 19, 2025

Ridglea Country Club, Ballroom 3700 Bernie Anderson Ave. Fort Worth, TX 76116

Learn more about the 2025 Annual Meeting at www.proxyvote.com. We intend to hold the Annual Meeting in person and virtually.
You may attend the meeting, vote your shares and submit questions electronically during the meeting via live webcast by logging in at: www.virtualshareholdermeeting.com/BKV2025. We recommend that you log in at least 15 minutes before the meeting to ensure that you are logged in when the meeting starts.
Questions and Answers About the Annual Meeting and Voting
Please see the “Questions and Answers About the Annual Meeting and Voting” section for answers to common questions on the rules and procedures surrounding the proxy and Annual Meeting process.

Proposal No. 1: Election of Directors
Each of the four Class I director nominees has been nominated by the Board for election at the Annual Meeting to hold office and serve until the Company’s 2028 Annual Meeting or until their respective successors are duly elected and qualified. All nominees for director are presently directors of the Company. Pursuant to our Stockholders’ Agreement (as defined in “Certain Relationships and
Related Party Transactions – Stockholders’ Agreement”), BNAC (as defined below) currently has the right to designate for nomination nine of the twelve members of our Board and, in accordance therewith, BNAC designated each of the four Class I director nominees for election at the Annual Meeting.

RECOMMENDATION OF THE BOARD

The Board recommends that the stockholders vote “FOR” the election of each of the nominees to the Board as set forth in this proposal.

Nomination of Directors and Selection Process
Controlled Company Status
Banpu North America Corporation (“BNAC”) controls a majority of the voting power of our outstanding common stock. As a result, we are a “controlled company” under the corporate governance standards of the New York Stock Exchange (“NYSE”). As a controlled company, we are not required to comply with certain NYSE corporate governance requirements, including the requirements that:
•a majority of our Board consist of independent directors;
•we have a corporate governance and nominating committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
•we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.
These exemptions do not modify the independence requirements applicable to our Audit & Risks Committee. As a controlled company, we will remain subject to the rules of the Sarbanes-Oxley Act and the NYSE that require us to have an audit committee composed entirely of independent directors. Under these rules, we were required to have at least one independent director on our
Audit & Risks Committee by the date our common stock was listed on the NYSE and at least two independent directors on our Audit
& Risks Committee within 90 days of the listing date, and are required to have at least three independent directors on our Audit &
Risks Committee within one year of the listing date. As of the date of this proxy, there are two independent directors on our Audit &
Risks Committee. For additional details on our “controlled company” status refer to “Corporate Governance – Controlled Company.”
Director Nomination Process
The Board recognizes the importance of soliciting capable candidates for Board membership and that the needs of the Board, in terms of the relative experience and other qualifications of candidates, may change over time. The Nominations & Governance
Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members based on the
Board’s needs at a given point in time and is further responsible for evaluating and recommending directors for election or re-
election to the Board by utilizing the process described below. Final decisions on director nominations are made by the full Board, subject to certain nomination rights of BNAC under our Stockholders’ Agreement.
Pursuant to the Stockholders’ Agreement, BNAC currently has the right to nominate nine of the twelve members of our Board. The
BNAC Designees (as defined herein) include each of the four Class I director nominees, as well as Messrs. Davis, Dayananda,
Limpaphayom, Mekavichai and S. Vongkusolkit. For additional information, see “Certain Relationships and Related Party
Transactions – Stockholders’ Agreement”.
Selection Criteria for Nominees for Directors
Pursuant to the policies of the Board, an assessment process is undertaken by the Nominations & Governance Committee as needed and consists of several steps, including:
•maintaining and updating an inventory of capabilities, competencies, skills and qualities of current board members and of the Board as a whole; and
•identifying capabilities, competencies, skills and qualities desired to be added to the Board consistent with and informed by the long-term strategic plan of the Company.

The Nominations & Governance Committee makes recommendations regarding board size, board composition, director selection and nominations to the full Board. When determining criteria for selecting directors, the Nominations & Governance Committee ensures all requirements of applicable law or listing standards are followed as well as annually assessing the independence of our independent directors.  In addition, our Corporate Governance Guidelines, which are available on our website at www.bkv.com, set forth certain criteria that apply to the selection of director candidates.

DIRECTOR SELECTION CRITERIA

Our Corporate Governance Guidelines state that our Nominations & Governance Committee will consider the following attributes of candidates for the Board:
•relevant knowledge, diversity of background and experience in areas, including business, finance, accounting, technology, marketing, international business and government;
•personal qualities of leadership, character, judgment and whether the candidate possesses a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards;
•roles and contributions valuable to the business community; and
•whether the candidate is free of conflicts, including the candidate’s qualification as “independent” under the various standards applicable to the Board and its committees, and has the time required for preparation, participation and attendance at meetings.

The Nominations & Governance Committee has determined that the skills and experience of the Board currently align well to the
Company’s long-term strategy.
Director Skills and Backgrounds
In alignment with the Company’s long-term strategic plan, we have engaged in a deliberate and measured process to review the composition of our Board.  Critical skill sets have been actively sought in the areas of executive leadership; risk management, energy industry experience, financial expertise, EHSR experience; geology and engineering expertise; mergers and acquisitions strategy and execution; and operational experience.  All of our directors are committed to a culture of transparency, collaboration, intellectual independence, and possess a sincere commitment to engagement.
Our directors also have the following critical skills and backgrounds that bring important perspectives to the Board:

SKILL/EXPERIENCE	DESCRIPTION	DIRECTORS

Executive Leadership
Experience as a senior executive for a publicly listed company provides unique perspectives to the Board as well as mentorship for the Company’s CEO. Significant experience developing or implementing a strategic vision as a senior executive provides the Board with valuable insights into oversight of strategy and resource allocation.
12 of 12

Risk Management
Extensive knowledge of and experience in risk management particularly with respect to large organizations, aids the Board in understanding the issues that may face the Company and implementing robust controls and oversight.
6 of 12

Energy Industry Experience
Extensive knowledge of and experience in our industry, including commercial aspects of the business, markets, operational challenges, regulatory and strategy, aids the Board in understanding the issues that may face the Company.
11 of 12

Financial Experience
Substantial experience in financial reporting, accounting, and capital markets relevant to a large, complex or publicly traded companies and knowledge of internal controls and testing is valuable in order to promote effective capital allocation, robust controls, and oversight.
7 of 12

Environmental, Health, Safety, and Regulatory
Experience in industry regulations and health, safety and environmental best practices in the energy or other industrial operations strengthens the Board’s oversight and understanding of the risks facing the Company, its workforce, and the environment.
5 of 12

Geology and Engineering	Substantial experience in geology and engineering is valuable in order to promote effective capital allocation and operational oversight.	6 of 12

Mergers and Acquisitions Experience or Assessment	Understanding of, and experience with execution and evaluation of mergers and acquisitions of both private and public companies provides valuable perspective and insights to the Board.	12 of 12

Operational Experience	Extensive knowledge of operational matters at large or complex organizations contributes valuable perspective on issues specific to the Company’s risk exposures.	11 of 12

Nominees for Election – Class I Directors

Christopher P. Kalnin	Director – Class I

Age:	47

Director since:	2020

Committees:	None

Other Public Boards:	None

Degrees:	HBA in Finance from the University of Western Ontario; MBA from Northwestern University’s Kellogg School of Management

Christopher P. Kalnin has served as Chief Executive Officer and a director of the Company since its formation in May
2020 and founded the Company in 2015. In September 2023, he was appointed as a member of a newly established
Executive Committee of Banpu, with the delegation of authority to manage all aspects of Banpu’s businesses in North
America, among other things. He also worked at Kalnin Ventures, the fund manager of BKV O&G, owned by Banpu (SET:
BANPU), as Managing Director from June 2014 to May 2020 and Group CEO from January 2019 to May 2020. Prior to that, Mr. Kalnin served in multiple roles at Level 3 Communications, Inc. (“Level 3 Communications”), a global provider of high-capacity communications services to businesses, serving as Vice President of Strategic Business Operations and
Planning from January 2014 to June 2014 and Senior Director from February 2012 to December 2013. From January 2010 to July 2011, he served as a Strategy Advisor and Chief of Staff to the Chief Executive Officer at PTT Exploration (SET:
PTTEP), a petroleum exploration and production company based in Thailand. Additionally, he served as Engagement
Manager at McKinsey & Company, a management consulting firm, from October 2005 to January 2010 and Senior Analyst at Credit Suisse First Boston, the investment banking division of Credit Suisse Group, from July 2000 to July 2003. Mr.
Kalnin received an HBA in Finance from the University of Western Ontario and an MBA from Northwestern University’s
Kellogg School of Management. We believe that Mr. Kalnin’s extensive industry experience and demonstrated leadership capabilities throughout our growth make him qualified to serve on our Board.

Chanin Vongkusolkit	Chairman of the Board – Class I

Age:	72

Director since:	2020

Committees:	None

Other Public Boards:	Banpu; The Erawan Group Public Company Limited

Degrees:	Bachelor in Economics from Thammasat University; MBA in Finance from St. Louis University

Chanin Vongkusolkit has served as Chairman of the Board of the Company since May 2020. He founded Banpu (SET:
BANPU) in 1983 and has served as its Chairman of the Board since April 2016. His other positions at Banpu include director and Senior Executive Officer from 2015 to 2016 and director and Chief Executive Officer from 1983 to 2015. In addition, Mr. Vongkusolkit has served as a director of The Erawan Group Public Company Limited (SET: ERW), a hotel investor, developer and operator, since November 2004, and Chairman of its board of directors since April 2018. He has also served as a director of Mitr Phol Sugar Corp., Ltd., a sugar and bio-energy producer, since 1983 and various subsidiaries of Banpu, including Banpu Power (SET: BPP). Additionally, Mr. Vongkusolkit serves as Chairman of the Thai
Listed Companies Association and an advisor at the Thammasat Economics Association. He previously served as a
Commissioner at the Securities and Exchange Commission of Thailand from 2016 to 2018 and a director of Ratchaburi
Electricity Generating Holding Public Company Limited, an independent power producer, from November 2003 to March
2011. Mr. Vongkusolkit received a Bachelor in Economics from Thammasat University and an MBA in Finance from St.
Louis University. Mr. Vongkusolkit brings broad expertise in corporate development and leadership to the Board. In addition, we believe that Mr. Vongkusolkit’s extensive experience with international energy companies makes him qualified to serve on our Board.

Anon Sirisaengtaksin	Director – Class I

Age:	72

Director since:	2020

Committees:	Nominations & Governance

Other Public Boards:	Banpu; Saha-Union Public Company Limited; CIMB Thai Bank Public Company Limited

Degrees:	BS in Geology from Chulalongkorn University; MBA from Thammasat University

Anon Sirisaengtaksin has served as a director of the Company since May 2020. He has served as a director of Banpu
(SET: BANPU) since April 2016 and an Executive Advisor to Banpu for its oil and gas business since 2014. He has also served as a director of Saha-Union Public Company Limited (SET: SUC), an investment company, since January 2020 and
CIMB Thai Bank Public Company Limited (SET: CIMBT), a commercial bank in Thailand, since June 2020. In addition, he served as a director and Chief Executive Officer of PTT Global Chemical Public Company Limited (SET: PTTGC) from
2012 to 2013, President and Chief Executive Officer of PTT Exploration (SET: PTTEP) from 2008 to 2012, Senior
Executive Vice President, Corporate Strategy and Development of PTT Public Company Limited (“PTT PCL”) (SET: PTT)
from 2002 to 2008, Executive Vice President, Natural Gas Supply and Trading, Gas Business Group, of PTT PCL from
2001 to 2002 and Deputy President, Natural Gas Marketing and Transmission of PTT Natural Gas Distribution Co., Ltd.
from 1996 to 2001. Mr. Sirisaengtaksin received a BS in Geology from Chulalongkorn University and an MBA from
Thammasat University. Mr. Sirisaengtaksin brings broad expertise in corporate leadership and strategic planning to the
Board. In addition, we believe that Mr. Sirisaengtaksin’s extensive experience as an executive at international energy companies makes him qualified to serve on our Board.

Somruedee Chaimongkol	Director – Class I

Age:	63

Director since:	2020

Committees:	Audit & Risks; Compensation

Other Public Boards:	None

Degrees:	Bachelor’s degree in Accounting from Bangkok University

Somruedee Chaimongkol has served as a director of the Company since May 2020. She has served as a director of
BNAC since February 2015. She previously served as the Chief Executive Officer and as a director of Banpu from April
2015 until March 2024, and prior to that served as the company’s Chief Financial Officer from 2006 to 2015 and Senior
Vice President of Finance from 2001 to 2006. In addition, Ms. Chaimongkol has served as a director of various subsidiaries of Banpu, including Banpu Power (SET: BPP). She has also served as a commissioner of PT. Indo Tambangraya Megah
Tbk (IDX: ITMG), an Indonesian coal supplier, since March 2022, and served as a director of Biofuel Development
Holdings Co., Ltd., from November 2010 to December 2018. Ms. Chaimongkol received a Bachelor’s degree in Accounting from Bangkok University. Ms. Chaimongkol brings broad expertise in corporate leadership and financial matters to the
Board. In addition, we believe that Ms. Chaimongkol’s extensive experience as an executive and director at international energy companies makes her qualified to serve on our Board.

Class II Directors and Class III Directors

Akaraphong Dayananda	Director – Class II

Age:	65

Director since:	2020

Committees:	Nominations & Governance

Other Public Boards:	None

Degrees:	BS in Engineering from Chulalongkorn University; MBA from Bowling Green State University

Akaraphong Dayananda has served as a director of the Company since May 2020. He has served as a director and
President of BNAC since February 2015. Prior to that, Mr. Dayananda served in various positions at Banpu (SET: BANPU)
and Banpu Power (SET: BPP), including a director of Banpu Power from July 2009 to December 2017, Chief Strategy
Officer — Head of Strategy and Business Development of Banpu from 2011 to 2019, Senior Vice President — Head of
Strategy and Business Development of Banpu from 2006 to 2011, Senior Vice President — Head of Corporate Strategic
Planning of Banpu from 1999 to 2006 and Senior Vice President — Finance of Banpu Power from 1997 to 1999. Prior to that, he gained expertise in the financial service sector while serving as Managing Director of Peregrine Nithi Finance and
Securities Company Limited from 1995 to 1997 and in various positions at Thai Investment and Securities Plc from 1984 to
1995, including most recently Senior Vice President of Corporate Lending and Marketing. Mr. Dayananda has also served as a director of various subsidiaries of Banpu, both internationally and domestically throughout his career. Mr. Dayananda received a BS in Engineering from Chulalongkorn University and an MBA from Bowling Green State University. He also received certificates in various management and directorship programs, such as the Executive Program in Strategy and
Organization from Stanford University and the Director Certificate Program from the Thai Institute of Directors. Mr.
Dayananda brings broad expertise in strategic planning, business development and risk management to the Board. In addition, we believe that Mr. Dayananda’s extensive experience as an executive and director and financial and investment experience make him qualified to serve on our Board.

Thiti Mekavichai	Director – Class II

Age:	63

Director since:	2020

Committees:	Nominations & Governance

Other Public Boards:	None

Degrees:	BS in Geography from Srinakharinwirot University; diploma in Hydrographic Surveying from Plymouth Polytechnic, U.K.

Thiti Mekavichai has served as a director of the Company since May 2020. He has served as Group Senior Vice
President and Head of Oil and Gas of Banpu (SET: BANPU) since October 2023. He served as Chief Executive Officer of
BNAC between January 2019 and September 2023. He has served as a director of BNAC since January 2019 and Head of
Oil and Gas Business of Banpu (SET: BANPU) since November 2018. Prior to that, Mr. Mekavichai served as Executive
Vice President of Human Resources and Business Services of PTT Exploration (SET: PTTEP) from October 2011 to
September 2018 and Executive Vice President of Human Resources of Central Retail Corporation, Thailand’s leading multi-format and multi-category retailing platform, from June 2008 to October 2011. From December 1992 to June 2008, he
held various technical and human resources positions at subsidiaries of Shell plc (NYSE: SHEL), in both the upstream and downstream industries, and served as a director of Shell Company of Thailand Limited from February 2004 to May 2008.
He also served as a director of Energy Complex Company Limited, a company responsible for the construction and operational management of an office building complex, from April 2012 to August 2018 and PTT Digital Solutions Co., Ltd.,
an information and communication technology company, from March 2014 to August 2018. Mr. Mekavichai received a BS in Geography from Srinakharinwirot University and a diploma in Hydrographic Surveying from Plymouth Polytechnic, U.K.
Mr. Mekavichai brings broad expertise in oil and gas operations, risk management, human resources, corporate development and information and technology to the Board. In addition, we believe that Mr. Mekavichai’s extensive experience as an executive and director at international energy companies makes him qualified to serve on our Board.

Sunit S. Patel	Director – Class II

Age:	63

Director since:	2022

Committees:	Audits & Risks

Other Public Boards:	None

Degrees:	B.S. in Chemical Engineering and Economics from Rice University; Chartered Financial Analyst (CFA)

Sunit S. Patel has served as a director of the Company since September 2022. Since March 2025, Mr. Patel has served as Executive
Vice President and Chief Financial Officer, and from December 2023 to March 2025 served as a director of Crown Castle Inc. (NYSE:
CCI), a wireless infrastructure company. Prior to that, he served as Chief Financial Officer of Ibotta, Inc., a consumer technology company, from February 2021 to March 2025. In addition, he served as Executive Vice President, Merger and Integration Lead, at T-Mobile US, Inc.,
a provider of mobile communications services, from October 2018 to April 2020. In addition, Mr. Patel served as Executive Vice President and Chief Financial Officer of CenturyLink, Inc., an international facilities-based communications company, from November 2017 to
September 2018 and Executive Vice President and Chief Financial Officer of Level 3 Communications Inc. from 2003 until its merger with
CenturyLink in November 2017. He also co-founded and served as Chief Financial Officer of Looking Glass Networks Inc., a facilities-
based provider of metropolitan telecommunication transport services, from April 2000 to March 2003. Prior to that, he served in senior leadership positions in a number of telecom companies and began his professional career in investment banking. Mr. Patel received a
B.S. in Chemical Engineering and Economics from Rice University and is a Chartered Financial Analyst (CFA). Mr. Patel brings broad experience in financial, accounting and technology matters and strategic planning and transactions to the Board. In addition, we believe that Mr. Patel’s financial and accounting expertise, executive leadership experience and public company experience make him qualified to serve on our Board.

Carla Mashinski	Director – Class II

Age:	62

Director since:	2022

Committees:	Audit & Risks; Compensation

Other Public Boards:	Primoris Services Corporation; Ranger Energy Services

Degrees:	BS in Accounting with high honors from the University of Tennessee at Knoxville; Executive MBA from the University of Texas at Dallas

Carla S. Mashinski has served as a director of the Company since September 2022. Since 2019, she has served on the board of directors of Primoris Services Corporation (NYSE: PRIM), a specialty construction and infrastructure company in the United States, and has served as chair of its audit committee and a member of its compensation committee since 2021. She has also served on the board of directors and audit committee chair of Ranger Energy Services (NYSE: RNGR) since January 2024. Ms. Mashinski served as Chief
Financial Officer of Cameron LNG, a liquefied natural gas terminal near the Gulf of Mexico, from 2015 to 2017, then was promoted to
Chief Financial Officer and Administrative Officer and served in this role until her retirement in May 2022. Prior to that, she served as Chief
Financial Officer and Vice President, Finance and Information Management, North American Operations, of Sasol Ltd. (JSE: SOL), an
integrated energy and chemical company based in South Africa, from 2014 to 2015, Vice President, Finance and Administration and U.S.
Chief Financial Officer of SBM Offshore (AMX: SBMO), a Dutch-based global group of companies servicing the offshore oil and gas industry, from 2008 to 2014 and Vice President, Accounting and Chief Accounting Officer/Controller of GulfMark Offshore, Inc., a global provider of marine transportation services, from 2004 to 2008. Her previous board experience includes serving as a director, and a member of the audit, compensation and nominating committees, of Carbo Ceramics Inc., a technology and services company servicing the oil and gas industry, from 2019 to 2020 and a director, and chair of the compensation committee and member of the audit committee, of Unit Corporation (OTC: UNTC), a diversified energy company, from 2015 to 2020. Since July 2022, she has also served on the board of directors of Lean In Energy, a non-profit organization that provides mentoring and professional development programs to women, particularly those working in the energy industry. Ms. Mashinski received a BS in Accounting with high honors from the University of
Tennessee at Knoxville and an Executive MBA from the University of Texas at Dallas. She is a Certified Public Accountant in the State of
Texas,  Project Management Professional, National Association of Corporate Directors (NACD) Directorship Certified and holds a CERT
Certification in Cybersecurity Oversight issued by the Software Engineering Institute of Carnegie Mellon University. Ms. Mashinski brings broad experience in financial and accounting matters and corporate governance to the Board. In addition, we believe that Ms. Mashinski’s financial and accounting experience, U.S. public company board experience and upstream industry experience make her qualified to serve on our Board.

Joseph R. Davis	Director – Class III

Age:	74

Director since:	2020

Committees:	Nominations & Governance

Other Public Boards:	Reconnaissance Energy Africa Ltd.

Degrees:	AB in Earth Science from Dartmouth College; MS in Geology from Southern Methodist University; PhD in Geology from the University of Texas at Austin

Joseph R. Davis has served as a director of the Company since May 2020. He has served as a director of
Reconnaissance Energy Africa Ltd. d/b/a ReconAfrica (TSXV: RECO), a Canadian oil and gas company engaged in the exploration and development of oil and gas in Namibia, Botswana and Angola, since January 2022. In 2014, Mr. Davis began working with our Chief Executive Officer, Chris Kalnin, as a consultant, and upon the formation of BKV O&G in June
2015, he assumed the role of Vice President of Geosciences with Kalnin Ventures. He was later promoted to Senior Vice
President of Kalnin Ventures, and in January 2019, he became Chief Operating Officer and served in that position until his retirement in March 2020. In addition, he served as Exploration Advisor for Digital Prospectors, LLC, an exploration consulting firm, from May 2009 to May 2015 and Vice President of Hyperion Oil Iraq, L.L.C., an international oil and gas exploration company involved in Iraq and Latin America, from August 2006 to May 2009. From 1992 to 2006, he had a consulting business specializing in evaluation of oil and gas exploration projects. Mr. Davis received an AB in Earth
Science from Dartmouth College, an MS in Geology from Southern Methodist University and a PhD in Geology from the
University of Texas at Austin. Mr. Davis brings broad expertise in strategic planning and operations to the Board. In addition, we believe that Mr. Davis’s upstream industry experience and executive experience make him qualified to serve on our Board.

Kirana Limpaphayom	Director – Class III

Age:	50

Director since:	2023

Committees:	None

Other Public Boards:	Centennial Coal Co. Pty Ltd.

Degrees:	Bachelor of Economics; MBA from the Chulalongkorn University

Kirana Limpaphayom has served as a director of the Company since September 2023. He has served as Chief Operating
Officer of Banpu (SET: BANPU) since April 2024, as Chief Executive Officer of Banpu Power (SET: BPP) since April 2020, as Executive Manager of Banpu Power Trading G.K., a licensed electricity retailer in Japan, since April 2021 and as
Commissioner to PT. Indo Tambangraya Megah Tbk (IDX: ITMG), an Indonesian coal supplier, since March 2022. In
September 2023, he was appointed as a member of a newly established Executive Committee of Banpu, with the delegation of authority to manage many aspects of Banpu’s businesses in Asia, among other things. Mr. Limpaphayom also currently serves as a director of various subsidiaries of Banpu, including as a director of BKV-BPP Retail since July
2022, BPPUS and the BKV-BPP Power Joint Venture since July 2021 and Banpu Power since April 2020. He has also served as an Alternate Director of Centennial Coal Co. Pty Ltd. (ASX: CEY), an Australian mining company, since April
2014. Mr. Limpaphayom previously served as Head of Power at Banpu from April 2020 to April 2024, and as a President
Director of PT. Indo Tambangraya Megah Tbk from March 2016 to May 2020. Prior to that, Mr. Limpaphayom served in various positions at Banpu and its subsidiaries, including as Head of Strategic Planning at Banpu from August 2009 until
May 2013, as Executive Director of Banpu Australia Co. Pty. Ltd. from June 2013 until December 2015 and as President
Director of PT. Indominco Mandiri, a subsidiary of PT. Indo Tambangraya Megah Tbk, from April 2016 until August 2017.
Mr. Limpaphayom received a Bachelor of Economics and an MBA from the Chulalongkorn University, a Master of Science in Industrial Relations from the University of London and a PhD in Sociology from the University of Warwick. Mr.
Limpaphayom brings broad expertise in corporate leadership and financial matters to the Board. In addition, we believe that Mr. Limpaphayom’s extensive experience as an executive and director at international energy companies makes him qualified to serve on our Board.

Charles C. Miller III	Director – Class III

Age:	72

Director since:	2020

Committees:	Compensation

Other Public Boards:	None

Degrees:	AB from Harvard College; JD from Harvard Law School

Charles C. Miller III has served as a director of the Company since May 2020. He served as a director of Global
Healthcare Exchange, a provider of exchange and other electronic services to health care providers and their suppliers, from June 2017 through December 2023, and Equideum Health, a Web3 person-centered healthcare and research network provider, from December 2021 to April 2024. Mr. Miller was an executive in the telecommunications industry from
1987 to 2013. From 2000 to 2014, he was Vice Chairman of Level 3 Communications where his responsibilities included corporate strategy, mergers and acquisitions, business development, marketing and information services. Prior to that, Mr.
Miller was an executive officer of BellSouth Corporation from 1987 to 2000, where his roles included Senior Vice President,
Corporate Strategy and Development, as well as President of BellSouth International, Inc. Before his telecommunications career, he practiced corporate law at King & Spalding LLP from 1979 to 1984 and Ropes & Gray LLP from 1977 to 1979.
Mr. Miller received an AB from Harvard College and a JD from Harvard Law School. Mr. Miller brings broad expertise in strategic planning, business development and technology to the Board. In addition, we believe that Mr. Miller’s U.S. public company board experience and legal expertise make him qualified to serve on our Board.

Sinon Vongkusolkit	Director – Class III

Age:	35

Director since:	2022

Committees:	None

Other Public Boards:	Banpu; PT. Indo Tambangraya Megah Tbk; Banpu Power

Degrees:	BA in Business and Marketing Management from Oxford Brookes University; MA in Global Management Finance from Regent’s University London

Sinon Vongkusolkit has served as a director of the Company since July 2022. He has served as Chief Executive Officer and director of Banpu (SET: BANPU) since April 2024. Mr. Vongkusolkit also currently serves as a director of various subsidiaries of Banpu, including as a director of PT. Indo Tambangraya Megah Tbk (IDX: ITMG) since March 2024, as a director of Banpu Power (SET: BPP) since April 2024, as a director for each of BOG Co., Ltd. and BNAC since May 2024, as a director of BPPUS since June 2024 and as a director of Banpu Ventures Pte. Ltd. since May 2022. He previously served as Chief Executive Officer of Banpu NEXT Co. Ltd. from July 2022 to December 2023. Prior to that, he served at
Banpu in the Project Management Office team, where he executed financial and asset transactions, from January 2020 to
June 2022. He also served as a financial analyst in the Corporate Finance team of Banpu, where he worked on funding for the Banpu group, from November 2014 to January 2020. Mr. Vongkusolkit received a BA in Business and Marketing
Management from Oxford Brookes University and an MA in Global Management Finance from Regent’s University London.
Mr. Vongkusolkit brings broad expertise in strategic management and operations, including corporate finance, investments and project management, from his time at Banpu to the Board. In addition, we believe that Mr. Vongkusolkit’s leadership skills, technological adeptness and growth mindset from his time at Banpu NEXT Co. Ltd. make him qualified to serve on our Board.

Director Independence
Our Board has determined that the following four members of our Board will qualify as “independent” under the listing standards of the NYSE: Messrs. Davis, Miller and Patel and Ms. Mashinski.
As a controlled company, we are not required to comply with certain NYSE corporate governance requirements, including the requirements that:
•a majority of our Board consist of independent directors;
•we have a corporate governance and nominating committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
•we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.
These exemptions do not modify the independence requirements for our Audit & Risks Committee. As a controlled company, we will remain subject to the rules of the Sarbanes-Oxley Act and the NYSE that require us to have an Audit & Risks Committee composed entirely of independent directors. Under these rules, we were required to have least one independent director on our Audit & Risks
Committee by the date our common stock was listed on the NYSE, and are required to have at least two independent directors on our Audit & Risks Committee within 90 days of the listing date and at least three independent directors on our Audit & Risks
Committee within one year of the listing date.  As of the date of this proxy, there are two independent directors on our Audit & Risks
Committee. For additional details on our “controlled company” status refer to “Corporate Governance – Controlled Company.”
The Company’s Corporate Governance Guidelines and our Nominations & Governance Committee Charter require periodic, but no less frequently than annual, reviews of the independence of our directors. An “independent” director is a director who meets the definition of “independent director” under the listing standards of the NYSE and is affirmatively determined to be “independent” by the Board. For a director to be deemed “independent,” the Board must affirmatively determine that the director has no material relationship with the Company or its affiliates (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company or its affiliates), or any person (including the director) that, with its affiliates, is the beneficial owner of
5% or more of the Company’s outstanding voting stock or any member of the executive leadership of the Company or his or her affiliates. Material relationships include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. For making this determination, the Board has adopted a set of director independence standards as required by the
NYSE. These independence standards can be found in the Company’s Corporate Governance Guidelines at www.bkv.com.
Voting for Directors
The shares of common stock represented by the enclosed proxy will be voted as instructed by the shareholder for the election of the nominees named in this section. If no direction is made, the proxy will be voted “FOR” the election of all of the nominees named above other than in the case of broker non-votes, which will be treated as described below. Our Second Amended and Restated
Bylaws (“Bylaws”) provide that all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy and entitled to vote. Therefore, any nominee who receives a greater number of votes cast “FOR” his or her election than votes cast “AGAINST” his or her election will be elected to the Board.
Shares not represented in person or by proxy at the Annual Meeting, abstentions and broker non-votes, will have no effect on the election of directors, other than counting for purposes of a quorum. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election, the shares of common stock represented by the enclosed proxy may be voted for such other person as the Board may recommend. The Company does not expect that any nominee will be unavailable for election.
Corporate Governance
Controlled Company
As of April 21, 2025, the Record Date, BNAC held approximately 75.41% of our total outstanding shares of common stock comprising more than 50% of the voting power of our outstanding common stock. As a result, we are a “controlled company” within the meaning of the corporate governance rules of the NYSE. As a “controlled company,” we are not required to comply with certain
NYSE corporate governance requirements, including the requirements that:
•a majority of our Board consist of independent directors;
•we have a corporate governance and nominating committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
•we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.
We currently rely on “controlled company” exemptions from these NYSE requirements. While BNAC continues to control more than
50% of the voting power of our outstanding common stock, we intend to continue to rely on these exemptions and, as a result, we do not have a majority of independent directors on the Board, and the Compensation Committee and Nominations & Governance
Committee do not consist entirely of independent directors. Accordingly, you will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE. If we cease to be a controlled company within the meaning of the applicable rules of the NYSE, we will be required to comply with these requirements after specified transition periods.
These exemptions do not modify the independence requirements for our Audit & Risks Committee. As a controlled company, we will remain subject to the rules of the Sarbanes-Oxley Act and the NYSE that require us to have an Audit & Risks Committee composed entirely of independent directors. Under these rules, we were required to have at least one independent director on our Audit &
Risks Committee by the date our common stock was listed on the NYSE and at least two independent directors on our Audit &
Risks Committee within 90 days of the listing date, and are required to have at least three independent directors on our Audit &
Risks Committee within one year of the listing date. As of the date of this proxy, there are two independent directors on our Audit &
Risks Committee.
Corporate Governance Policies
We recognize that strong corporate governance plays an important part in achieving our objective of enhancing the Company’s long-term value for our stockholders. Executive leadership, led by the CEO, is responsible for running the Company’s operations, under the oversight of the Board.
The Board has adopted corporate governance principles that serve as the framework of the Board and its committees. From time to time, the Board may revise its corporate governance policies in response to changing regulatory requirements, evolving best practices and the perspective of our stockholders and other stakeholders.

CORPORATE GOVERNANCE MATERIALS

The following materials related to corporate governance at BKV are available at either www.bkv.com, under the section: “Investor – Governance – Governance Documents” or on the SEC’s website.

•Second Amended and Restated Certificate of Incorporation •Second Amended and Restated Bylaws •Audit & Risks Committee Charter •Compensation Committee Charter •Nominations & Governance Committee Charter	•Corporate Governance Guidelines •Code of Business Conduct and Ethics •Insider Trading Policies and Procedures •Clawback Policy of BKV Corporation •Ethics and Compliance Helpline
Corporate Responsibility
BKV is committed to building a new kind of energy company. We are a group of innovators passionate about how the energy industry can change the world. We understand the impact climate change has on our community, the world and future generations, and  addressing these impacts in how energy is produced is a top priority. We seek to create value for our stockholders while providing a safe and healthy workplace for our people, acting as good environmental stewards and being respected members of the communities in which we operate. Our 2023 Sustainability Report provides additional insight into our operations, goals, strategy and performance. It is located at www.bkv.com/sustainability; however, the report is not incorporated by reference into this proxy statement or considered to be part of this document, and the information contained in this proxy statement should be considered the most up-to-date in the event any such information conflicts with the information provided in the Corporate Responsibility Report.
We plan to issue a 2024 Sustainability Report later this year also to be located at www.bkv.com/sustainability.
Board Leadership Structure
The roles of Chief Executive Officer and Chairperson of the Board of our company are currently held by different individuals. This separation recognizes the differences between the two roles and the value of having the distinct and different perspectives and experiences of a separate Chief Executive Officer and Chairperson of the Board. The non-executive Chairperson is responsible for, among other things, developing the agenda and procedures for the Board’s work, presiding over meetings of the full Board and executive sessions of the non-management members of the Board, acting as a liaison between the Board and management, coordinating the director recruitment process, leading succession planning efforts and facilitating communications with investors. As our Chairman, Mr. C. Vongkusolkit, a BNAC Designee, is not an independent director, the independent directors will annually appoint from among themselves a Lead Independent Director. Until the appointment of a Lead Independent Director or, thereafter, if the Lead Independent Director is not present, a majority of the independent directors present at any meeting of the independent directors shall select an independent director to preside over that meeting.

Communications with the Board of Directors
The Board provides a process for stockholders and other interested persons to send communications to the Chairman of the Board, any committee of the Board, the independent directors as a group or any of the other directors, including the entire Board.
Stockholders and other interested persons may send written communications to the to the attention of the Corporate Secretary,
BKV Corporation, 1200 17th Street, Suite 2100, Denver, Colorado 80202. Stockholders and any other interested parties should mark the envelope containing any such communication as “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication. The Corporate Secretary will review, sort and summarize the communications and forward them to the intended recipient(s) as expeditiously as reasonably practicable, to the applicable addressees if (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication and (2) the communication falls within the scope of matters generally considered by the Board.
Committees of the Board of Directors
The Board has three standing committees: the Audit & Risks Committee, the Compensation Committee and the Nominations &
Governance Committee. In addition, the Board may from time to time authorize additional standing or ad hoc committees, as it deems appropriate. The Board may create ad hoc committees from time to time for special matters, such as finance or strategy.
The following table lists our director nominees’ standing committee assignments and chairmanships as of December 31, 2024.

Board Member	Audit & Risks	Compensation	Nominations & Governance
Carla S. Mashinski	C	✓
Somruedee Chaimongkol	✓	C
Sunit S. Patel	✓
Charles C. Miller III		✓
Anon Sirisaengtaksin			C
Joseph R. Davis			✓
Akaraphong Dayananda			✓
Thiti Mekavichai			✓
Audit & Risks Committee
The Audit & Risks Committee oversees the conduct of our financial reporting processes, including (i) reviewing with management and the outside auditors the audited financial statements included in our annual reports filed with the SEC, (ii) reviewing with management and the outside auditors the interim financial results included in our quarterly reports filed with the SEC, (iii) discussing with management and the outside auditors the quality and adequacy of internal controls and (iv) reviewing the independence of the outside auditors.
Our Audit & Risks Committee will have a minimum of three members and is currently comprised of Ms. Mashinski, Ms.
Chaimongkol and Mr. Patel, and Ms. Mashinski serves as the chair of the Audit & Risks Committee. All members of our
Audit & Risks Committee are required to be “independent” as defined in the NYSE corporate governance standards and Rule 10A-3 of the Exchange Act, subject to transitional relief during the one-year period following the effectiveness of the registration statement related to our initial public offering (“IPO”). Under these rules, we were required to have at least one independent director on our
Audit & Risks Committee by the date our common stock was listed on the NYSE and at least two independent directors on our Audit
& Risks Committee within 90 days of the listing date, and are required to have at least three independent directors on our Audit &
Risks Committee within one year of the listing date.
Those rules permit us to have an audit committee that had one independent member by the date our common stock first traded on the NYSE, a majority of independent members within 90 days of such date, and requires our audit committee to be comprised of all independent members within one year of such date. Our Board has determined that each of Mr. Patel and Ms. Mashinski is independent under the NYSE corporate governance standards and Rule 10A-3 of the Exchange Act; Ms. Chaimongkol is not
“independent” under the NYSE corporate governance standards and Rule 10A-3 of the Exchange Act. We expect that all members of our Audit & Risks Committee will be, in the judgment of our Board, financially literate, or will become so within a reasonable period of time after appointment to the Audit & Risks Committee. Ms. Mashinski and Mr. Patel qualify as “audit committee financial experts” as defined under the Sarbanes-Oxley Act and applicable regulations of the Securities Exchange Commission (the “SEC”).
The Audit & Risks Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE, and the Audit & Risks Committee review the charter annually. A copy of the Audit & Risks Committee
Charter is available for review on the Company’s website at www.bkv.com.

Nominations & Governance Committee
The Nominations & Governance Committee is responsible for (i) advising our Board about the appropriate composition of our Board and its committees, (ii) identifying and evaluating candidates for board service, (iii) subject BNAC’s rights under the Stockholders’
Agreement, recommending director nominees for election at annual meetings of stockholders or for appointment to fill vacancies and newly created directorships, and (iv) recommending the directors to serve on each committee of our Board. The Nominations &
Governance Committee is also responsible for periodically reviewing and making recommendations to our Board regarding corporate governance policies, stockholder proposals and responses to stockholder proposals, for conducting an annual performance review of our Board and its committees, and for reviewing whether our directors satisfy applicable independence requirements. Pursuant to our Stockholders’ Agreement, BNAC currently has the right to designate for nomination nine out of twelve directors on the Board; for additional information, see “Certain Relationships and Related Party Transactions – Stockholders’
Agreement”.
The members of our Nominations & Governance Committee are Messrs. Sirisaengtaksin, Davis, Dayananda and Mekavichai, and
Mr. Sirisaengtaksin serves as the chair of the Nominations & Governance Committee. As a “controlled company,” our Nominations
& Governance Committee is not required to be comprised of entirely independent directors. Messrs. Sirisaengtaksin, Dayananda and Mekavichai are not “independent” for purposes of the SEC and NYSE independence rules that are applicable to nominations and governace committee members. The Nominations & Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE, and the Nominations & Governance Committee
reviews the charter annually. A copy of the Nominations & Governance Committee Charter is available for review on the Company’s website at www.bkv.com.
Compensation Committee
The Compensation Committee reviews, evaluates and recommends to our Board’s compensation policies with respect to, and has the authority to approve the compensation of, our executive officers and senior management other than the CEO. The
Compensation Committee also administers the 2024 Plan (as defined below) and has the authority to grant equity awards under the
2024 Plan to our executive officers and senior management other than the CEO.
The members of our Compensation Committee are Ms. Chaimongkol, Ms. Mashinski and Mr. Miller, and Ms. Chaimongkol serves as the chair of the Compensation Committee. As a “controlled company,” our Compensation Committee is not required to be comprised of entirely independent directors. Ms. Chaimongkol is not “independent” for purposes of the SEC and NYSE independence rules that are applicable to compensation committee members. The Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE, and the
Compensation Committee reviews the charter annually. A copy of the Compensation Committee Charter is available for review on the Company’s website at www.bkv.com.
The Company engaged Willis Towers Watson plc (“WTW”) on behalf of the Compensation Committee as its independent executive compensation advisory firm. WTW provides consulting services solely on behalf the Compensation Committee and has no relationship with the Company or management except as it may relate to performing such services.  WTW assists the
Compensation Committee in defining our peer companies for executive compensation and practices, and benchmarking our executive compensation program against the peer group.  WTW also assists the Compensation Committee with all aspects of the design of our executive and director compensation programs to ensure appropriate linkage between pay and performance. For
2024, the Compensation Committee assessed the independence of WTW pursuant to applicable SEC and NYSE rules and concluded that WTW’s engagement by the Compensation Committee did not raise any conflicts of interest.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serve on the board of directors or compensation committee of another public company that has an executive officer that serves on our board or compensation committee. No member of our board is an executive officer of another public company in which one of our executive officers serves as a member of the Board or compensation committee of that company.
Family Relationships
Messrs. C. Vongkusolkit and S. Vongkusolkit are father and son, respectively. There are no other familial relationships among any of the directors or executive officers of the Company.

Audit & Risks Committee Report

AUDIT & RISKS COMMITTEE REPORT

Members during 2024(1):
Carla S. Mashinski (Chair and Independent)
Somruedee Chaimongkol
Sunit S. Patel (Independent)
Anon Sirisaengtaksin (former member)
Charles Miller III (former member)
Chanin Vongkusolkit (former member)
Thiti Mekavichai (former member)
Meetings during 2024:
Five regular meetings; Mr. Patel and Mr. Vongkusolkit each
missed one meeting
Audit & Risks Committee Financial Experts
The Board has determined that each of the following
members of the Audit & Risks Committee is an audit
committee financial expert based on a qualitative
assessment of the individual’s knowledge and experience:
•Ms. Mashinski – BA in Accounting from the University of
Tennessee and MBA from The University of Texas at
Dallas; extensive CFO experience at public companies
and board and audit committee experience
•Mr. Patel – Chartered Financial Analyst; extensive CFO
experience

Carla S. Mashinski and Sunit S. Patel are financially
literate and independent under SEC, NYSE and the
Company’s rules and guidelines.
The Audit & Risks Committee is charged with assisting the
Board in its oversight of the following, among other things:
•the integrity of the Company’s financial statements
and financial reporting process and the Company’s
systems of internal accounting and financial controls
•the performance of the internal audit services
functions
•the annual independent audit of the Company’s
financial statements, the engagement of the
independent auditors and the evaluation of the
independent auditors’ qualifications, independence
and performance
•the Company’s compliance with legal and regulatory
requirements, including disclosure controls and
procedures
•the evaluation of financial risks
•the review and approval of all related-party
transactions
•the review of the Company’s cyber and data security
risks

This report of the audit & risk oversight committee is required by the SEC and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.
The principal purpose of the Audit & Risks Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit & Risks Committee is responsible for appointing and retaining our independent auditor and pre-approving the audit and non-audit services to be provided by the independent auditor. The Audit & Risks Committee is also responsible for the review and approval of all related-party transactions as well as the review of the Company’s cyber and data security risks. The audit & risk oversight committee's function is more fully described in its charter.
Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles (“GAAP”). Our independent auditor, PwC, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with GAAP.
The Audit & Risks Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2024 with management and with PwC. These audited financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”).
The Audit & Risks Committee has also discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit & Risks Committee also has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC's communications with the Audit & Risks Committee concerning independence and has discussed with PwC its independence.
Based on the review and discussions described above, the Audit & Risks Committee recommended to the Board that the audited financial statements be included in the Annual Report for filing with the SEC.

Respectfully submitted,

Carla S. Mashinski, Chair	Sunit S. Patel	Anon Sirisaengtaksin(1)	Chanin Vongkusolkit(1)
Somruedee Chaimongkol		Charles Miller III(1)	Thiti Mekavichai(1)
(1)In connection with the consummation of our IPO, the Audit & Risks Committee membership changed, effective September 27,
2024, to include only the current members.  During the year ended December 31, 2024, for periods prior to September 27, 2024, the Audit & Risks Committee was comprised of Messrs. Sirisaengtaksin, Miller, C. Vongkusolkit, Mekavichai and Ms.
Chaimongkol.

Code of Business Conduct and Ethics
In connection with the consummation of our IPO, our Board adopted a Code of Business Conduct and Ethics applicable to all the
Company’s employees, officers and directors. The Code of Business Conduct and Ethics covers compliance with law; fair and honest dealings with the Company, its competitors and others; full, fair and accurate disclosure to the public; and procedures for compliance with the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on the
Company’s website at www.bkv.com.
Corporate Governance Guidelines
In connection with the consummation of our IPO, our Board adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE. Our Corporate Governance Guidelines are available on the Company’s website at
www.bkv.com.
Stockholder Nominations
Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting of stockholders. During the past year, no stockholders nominated a candidate for the Company’s Board pursuant to procedures discussed in our Bylaws or otherwise formally suggested a candidate to the Nominations & Governance Committee, other than BNAC, which, in accordance with its rights under the Stockholders’ Agreement, designated each of the Class I director nominees nominated by the Board for election at the Annual Meeting. For additional information, see “Certain Relationships and Related Party Transactions – Stockholders’
Agreement.”
The chairman of the Annual Meeting may disregard any nomination of a candidate for director if it is not made in compliance with the procedures in our Bylaws or other requirements under the Exchange Act. For more information on stockholder participation in the selection of director nominees, please refer to Section 2.03 of our Bylaws, which can be found on the SEC’s website.
Subject to BNAC’s rights under the Stockholders’ Agreement, it is the policy of the Nominations & Governance Committee to consider properly submitted shareholder nominations for directors and evaluate the criteria of such nominees in accordance with the Corporate Governance Guidelines and the Nominations & Governance Committee Charter, both of which can be found on
www.bkv.com under “Investors – Governance – Governance Documents.”
Our Bylaws also allow any stockholder to nominate a candidate for election to the Board without the nomination included in the
Company’s proxy materials by delivering written notice by mail to the Corporate Secretary at the principal executive offices of the
Company generally not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding
Annual Meeting of Stockholders, assuming that meeting is held within 30 days before or 70 days after of anniversary. The notice must include information specified in the Bylaws. For the 2026 Annual Meeting, assuming that the Annual Meeting is held within 30 days before or 70 days after of June 19, 2026, we must receive notice of intention to nominate a director no later than the close of business on March 21, 2026. If, however, the 2026 Annual Meeting is called for a date that is not within 30 days before or 70 days after June 19, 2026, written notice of any such proposal must be received no later than the close of business on the tenth day following the day on which notice of the 2026 Annual Meeting date was disclosed in a press release released by the Company or in a document publicly filed by the Company with the SEC, whichever first occurs.
Certain Relationships and Related Party
Transactions
Policies and Procedures Regarding Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of
Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest (“Related Party Transactions”). In reviewing and approving any such Related Party Transactions, our Audit & Risks Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.
Transactions with Related Parties
Based on information provided by the Company’s directors and executive officers and assessments by the Company’s management, the Audit & Risks Committee determined that during the year ended December 31, 2024, there were not, nor are there any currently proposed, Related Party Transactions, other than as described below and certain compensation arrangements, which are described where required under “Executive Compensation.”

Stockholders’ Agreement
Prior to our IPO, we were party to a stockholders’ agreement, dated as of May 1, 2020, with certain of our stockholders, including
BNAC and Chris Kalnin, that terminated prior to the completion of our IPO on September 27, 2024.
In connection with the closing of our IPO, on September 27, 2024, we entered into a new Stockholders’ Agreement with BNAC (the
“Stockholders’ Agreement”). Pursuant to our Stockholders’ Agreement, for so long as BNAC and Banpu beneficially own 10% or more of our voting stock, BNAC will be entitled to designate for nomination to our Board a number of individuals (collectively, the
“BNAC Designees”) approximately proportionate to such beneficial ownership, provided that (i) until September 27, 2025, at least three board seats will not be BNAC Designees, (ii) from and after September 27, 2025 until the first date on which BNAC and
Banpu beneficially own 50% or less of our voting stock, at least four board seats will not be BNAC Designees, and (iii) from and after the first date on which BNAC and Banpu beneficially own 50% or less of our voting stock, a number of board seats equal to the minimum number of directors that would constitute a majority of the total number of directors comprising our Board will not be
BNAC Designees. Under our Stockholders’ Agreement, we have agreed to use our best efforts to cause the election of the BNAC
Designees, including nominating such individuals to be elected as a director, recommending their election and soliciting proxies or consents in favor of their election. Our Stockholders’ Agreement also provides that we and BNAC shall, to the extent permitted by law, take actions to cause our CEO to be included in our Board.
In addition, for so long as BNAC and its affiliates beneficially own shares of our voting stock representing at least 25% of our total voting power, BNAC will have the right to designate the chairman of our Board from among the BNAC Designees. The BNAC
Designees currently include Messrs. Kalnin, C. Vongkusolkit and Sirisaengtaksin and Ms. Chaimongkol, the four Class I director nominees, as well as Messrs. Davis, Dayananda, Limpaphayom, Mekavichai and S. Vongkusolkit, and BNAC designated C.
Vongkusolkit as the chairman of our Board.
Our Stockholders’ Agreement also provides BNAC with certain information rights for so long as it continues to own shares of our voting stock representing at least 25% of our voting power. Further, we may not amend our Second Amended and Restated
Certificate of Incorporation or our Bylaws in a manner inconsistent with the rights granted to BNAC pursuant to our Stockholders’
Agreement without BNAC’s consent.
Our Stockholders’ Agreement will terminate on the earlier to occur of (i) such time as BNAC is no longer entitled to designate a director pursuant to our Stockholders’ Agreement (except that the registration rights discussed below will survive and continue until
BNAC and its affiliates no longer hold any shares of our common stock constituting registrable securities (as defined in our
Stockholders’ Agreement)) and (ii) the delivery of written notice by BNAC to us requesting termination of our Stockholders’
Agreement.
BKV-BPP Power Joint Venture
BKV-BPP Power is jointly controlled by us and Banpu Power US Corporation (“BPPUS”) through a board of directors consisting of ten members, five of whom are appointed by us, including Chris Kalnin, Eric Jacobsen, Lindsay Larrick, Ethan Ngo and Anon
Sirisaengtaksin, and five of whom are appointed by BPPUS. Of the five members appointed by us, Anon Sirisaengtaksin is an employee of Banpu who also serves on our Board. We account for BKV-BPP Power using the equity method of accounting.
In November 2021, BKV-BPP Power acquired Temple I for an aggregate purchase price of $430.0 million. BKV-BPP Power was formed in July 2021 for the purpose of purchasing and operating Temple I and is a joint venture owned 50% by us and 50% by
BPPUS, a wholly owned subsidiary of Banpu Power.
In connection with the purchase of Temple I, we made a capital contribution to BKV-BPP Power in the amount of $87.0 million and
BPPUS made a capital contribution to BKV-BPP Power in the amount of $87.0 million.
In July 2023, BKV-BPP Power acquired Temple II for an aggregate purchase price of $460.0 million. In connection with the purchase of Temple II, Temple Generation Intermediate Holdings II, LLC, a subsidiary of BKV-BPP Power, entered into and borrowed an aggregate amount of $560.0 million under a Credit Agreement (the “Temple II Credit Agreement”). Under the Temple II
Credit Agreement, the lenders have no recourse to us with respect to any amounts owed to them thereunder and we are not liable in any manner (and are not required to provide security) for any obligations owed to them thereunder.
Temple I Loan Agreements
On October 14, 2021, BKV-BPP Power entered into a Loan Agreement (the “$141 Million Banpu Loan Agreement”) with BNAC, which allowed for a single drawdown in the amount of $141.0 million. On November 1, 2021, BKV-BPP Power borrowed $141.0 million under the $141 Million Banpu Loan Agreement for the purpose of acquiring Temple I and working capital.
On October 15, 2021, BKV-BPP Power entered into a Loan Agreement (the “$141 Million BPPUS Loan Agreement” and, together with the $141 Million Banpu Loan Agreement, the “Temple I Loan Agreements”) with BPPUS, which allowed for a single drawdown in the amount of $141.0 million. On November 21, 2021, BKV-BPP Power borrowed $141.0 million under the $141 Million BPPUS
Loan Agreement (and in addition to the $141.0 million borrowed under the $141 Million Banpu Loan Agreement) for the purpose of acquiring Temple I and working capital.
BKV-BPP Power’s payment obligations under the Temple I Loan Agreements are senior unsecured indebtedness. The Temple I
Loan Agreements bear interest at 12-month SOFR plus 4.6% per annum. Interest on the loans is payable on a semi-annual basis, and the loans will mature on November 1, 2026. BKV-BPP is permitted to prepay the loans at any time, with no prepayment premium. The Temple I Loan Agreements include covenants that, among other things, prohibit BKV-BPP from merging, incurring liens or incurring any additional indebtedness or guarantees. The Temple I Loan Agreements include financial covenants that require BKV-BPP Power to maintain a minimum net worth (as defined in the Temple I Loan Agreements, but generally meaning total assets minus total liabilities). In the $141 Million Banpu Loan Agreement, the minimum net worth requirement is $120.0 million and in the $141 Million BPPUS Loan Agreement, the minimum net worth requirement is $40.0 million. Under the Temple I Loan
Agreements, BNAC and BPPUS have no recourse to us with respect to any amounts owed to them thereunder and we are not liable in any manner (and are not required to provide security) for any obligations owed to them thereunder.
BKV-BPP Power Limited Liability Company Agreement
We and BPPUS are each a party to the BKV-BPP Power LLC Agreement governing the BKV-BPP Power Joint Venture, which, among other things, provides that a general manager appointed by the Power JV Board will have the power to manage and administer the business and affairs of BKV-BPP Power, subject to specified matters reserved for approval by the Power JV Board.
The appointment and removal of the general manager must be approved by both the Power JV Board and BPPUS. Transfer or encumbrance of a party’s interest in BKV-BPP Power is permitted without prior approval of the other party or the Power JV Board.
However, no transfer will be permitted if the transfer: (A) would subject BKV-BPP Power to U.S. federal securities law reporting requirements, (B) would cause BKV-BPP Power to lose its status as a U.S. partnership for federal income tax purposes or will cause BKV-BPP Power to be classified as a “publicly traded partnership,” (C) would violate, give rise to a default under or cause any payment to become due under any credit agreement, guaranty, or similar credit document or any other material contract to which BKV-BPP Power or any affiliate is bound, or (D) occurs prior to the repayment by BKV-BPP Power of all loans and other amounts outstanding under the Temple I Loan Agreements.
In the event that either party admits in writing that it is unable to perform its obligations (including any obligation to provide additional capital contributions) under the BKV-BPP Power LLC Agreement, the non-defaulting party will be entitled to (i) sell the assets of the joint venture and dissolve the joint venture on reasonable terms deemed acceptable to the Power JV Board, (ii) obtain specific performance of the non-defaulting party’s obligations and/or (iii) exercise any other right or remedy provided in law or in equity.
The Power JV Board will determine the amount and timing of distributions of operating cash flow (which will be done no less frequently than once per quarter) and net capital proceeds (which will be distributed within three business days after becoming available for distribution). All distributions will be made on a pro-rata basis to us and BPPUS. During the year ended December 31,
2024, BKV-BPP Power made no distributions to the members.
Additional cash capital contributions will be required to be made by us and by BPPUS on a pro-rata basis upon 30 days written notice either by us or by BPPUS; provided that the additional contributions must be expended on items included in the annual approved budget, items in response to an emergency in the event that BKV-BPP Power does not have sufficient cash reserves to address such emergency, or any other matter approved by the Power JV Board. Otherwise, neither us nor BPPUS will be required to provide additional capital contributions without consent.
Major decisions and significant activities of BKV-BPP Power are reserved for approval by at least a majority of the members of the
Power JV Board, such as, among other things, any merger, consolidation, amalgamation, conversion of BKV-BPP Power or any of its subsidiaries, into another form or entity or other business combination of any nature, wind up, the dissolution, liquidation, commencement or any filing or petition for a voluntary bankruptcy, reorganization, debt arrangement involving BKV-BPP Power, any plan to or initial sale of BKV-BPP Power or other equity interests to the public, any amendments, restatements or revocations of its organizational documents, execution, amendment or termination of a material contract, and any amendment to or deviation from the dividend policy of the joint venture or any of its subsidiaries. Under the terms of the BKV-BPP Power LLC Agreement:
•we do not have the power to unilaterally cause BKV-BPP Power to make distributions;
•we may be required to make additional capital contributions to fund items approved in the annual budget or other matters approved by the board of BKV-BPP Power at the request of BPPUS, which would reduce the amount of cash otherwise available to us or require us to incur additional indebtedness; and
•BKV-BPP Power may incur additional indebtedness in an amount greater than $1,500,000 if approved by the board of
BKV-BPP Power, which debt payments would reduce the amount of cash that might otherwise be available for distributions to us.
In December 2021, we entered into an Administrative Service Agreement (as amended on December 1, 2022, the “BKV-BPP Power
Administrative Services Agreement”) with BKV-BPP Power. Under the Administrative Service Agreement, we provide certain operational, accounting, tax and other services as required by the BKV-BPP Power Administrative Services Agreement and in return for an annual fee.  From December 1, 2023 through June 30, 2024, the fee was $2.65 million and from July 1, 2024 through June
30, 2025 the fee is $1.7 million. In addition to the annual fee, we are entitled to receive reimbursement for all (i) reasonable, ordinary and necessary out-of-pocket expenses actually incurred in connection with travel, (ii) actual costs of audits, legal fees, tax return preparations and other third-party professional fees approved by BKV-BPP Power and (iii) reasonable, ordinary and necessary out-of-pocket expenses actually incurred by us in connection with the services provided by us under the BKV-BPP Power
Administrative Services Agreement. During the year ended December 31, 2024, we recognized $3.1 million of revenues related to the services provided under the BKV-BPP Power Administrative Services Agreement.
BKV-BPP Cotton Cove Joint Venture
BKV-BPP Cotton Cove is a joint venture owned 51% by BKV dCarbon Ventures and 49% by BPPUS and formed on August 25,
2023 to own the Cotton Cove Project. BKV-BPP Cotton Cove is jointly controlled by BKV dCarbon Ventures and BPPUS through a board of managers consisting of six members, four of whom are appointed by BKV dCarbon Ventures and two of whom are appointed by BPPUS. Of the four members appointed by BKV dCarbon Ventures, none are employees of Banpu. As discussed below, any environmental attributes arising from the Cotton Cove Project will be distributed and allocated to BKV dCarbon Ventures on an annual basis.

We currently expect the total investment required for the Cotton Cove Project to be approximately $18.4 million. To fund such investment, and pursuant to the terms of the BKV-BPP Cotton Cove LLC Agreement, BKV dCarbon Ventures will make a capital contribution to BKV-BPP Cotton Cove in the amount of $9.4 million and BPPUS will make a capital contribution to BKV-BPP Cotton
Cove in the amount of $9.0 million.
BKV-BPP Cotton Cove Limited Liability Company Agreement
BKV dCarbon Ventures and BPPUS are each a party to the BKV-BPP Cotton Cove LLC Agreement governing the BKV-BPP Cotton
Cove Joint Venture, which, among other things, provides that:
•any environmental attributes arising from the Cotton Cove Project will be distributed and allocated to BKV dCarbon
Ventures on an annual basis;
•BKV dCarbon Ventures has the power to manage and administer the business and affairs of BKV-BPP Cotton Cove, subject to specified matters reserved for approval by the Cotton Cove JV Board, as discussed below;
•BKV dCarbon Ventures has agreed to enter into an administrative services agreement and management agreement with
BKV-BPP Cotton Cove; and
•BKV-BPP Cotton Cove has agreed to reimburse BKV dCarbon Ventures in an amount equal to 100% of the costs and expenses incurred and paid by BKV dCarbon Ventures for subsurface seismic testing intended to determine the optimal location and design for the Cotton Cove Project.
Additionally, neither party can transfer or encumber its interests in BKV-BPP Cotton Cove, except transfers to its affiliates, without prior approval of the Cotton Cove JV Board, and no transfer will be permitted if the transfer would, among other things, (i) violate, give rise to a default under or cause any payment to become due under any credit agreement, guaranty, or similar credit document or any other material contract to which BKV-BPP Cotton Cove or any affiliate is bound or (ii) cause any of BKV-BPP Cotton Cove,
BKV dCarbon Ventures or BPPUS to suffer any reduction in entitlement to, or recapture of tax credits under Section 45Q of the
Internal Revenue Code of 1986, as amended (“Code”) or any monetization of such tax credits under Section 6417 or Section 6418 of the Code.
In the event that either party admits in writing that it is unable to perform its obligations (including any obligation to provide additional capital contributions) under the BKV-BPP Cotton Cove LLC Agreement, the non-defaulting party will be entitled to (i) sell the assets of the joint venture and dissolve the joint venture on reasonable terms deemed acceptable to the Cotton Cove JV Board, (ii) obtain specific performance of the non-defaulting party’s obligations and/or (iii) exercise any other right or remedy provided in law or in equity.
The Cotton Cove JV Board will determine the amount and timing of distributions of operating cash flow and net capital proceeds
(which will be distributed within three business days after becoming available for distribution). All distributions will be made on a pro-
rata basis to BKV dCarbon Ventures and BPPUS. As of December 31, 2024, no distributions have been made by BKV-BPP Cotton
Cove. Additional cash capital contributions in amounts of up to approximately $1.4 million and $1.7 million may be required to be made by BKV dCarbon Ventures and by BPPUS, respectively, upon receipt of a unanimous request from the Cotton Cove JV
Board; provided that (i) BKV-BPP Cotton Cove LLC Agreement prohibits the Cotton Cove JV Board from making any such request to BPPUS unless and until BKV dCarbon Ventures has made its initial capital contribution in full and (ii) any such additional contributions made by BPPUS must be expended on items included in the annual approved budget, items in response to an emergency in the event that BKV-BPP Cotton Cove does not have sufficient cash reserves to address such emergency, or any other matter approved by the Cotton Cove JV Board.
The BKV-BPP Cotton Cove LLC Agreement delegates to BKV dCarbon Ventures full authority to decide, agree, consent to, approve, perform, enter into, delegate or otherwise undertake any activity that does not (A) violate applicable law for and on behalf
BKV-BPP Cotton Cove or (B) qualify as a major decision or significant activity of BKV-BPP Cotton Cove that requires the unanimous consent of the Cotton Cove JV Board, such as, among other things: (i) making certain elections available to BKV-BPP
Cotton Cove with respect to the monetization of Section 45Q credits; (ii) approving certain final investment decisions related to the
Cotton Cove Project; (iii) directing transfers of BKV-BPP Cotton Cove membership interests to unaffiliated third parties; (iv) entering into any merger, consolidation, amalgamation, conversion of BKV-BPP Cotton Cove or any of its subsidiaries, into another form or entity or any other business combination of any nature; (v) causing the wind up, dissolution, liquidation, commencement or any filing or petition for a voluntary bankruptcy, reorganization, debt arrangement involving BKV-BPP Cotton Cove; (vi) authorizing any amendment, restatement or revocation of the organizational documents of BKV-BPP Cotton Cove or its subsidiaries; (vii)
authorizing increases or decrease of the required capital contributions; (viii) determining the location of the wells associated with the
Cotton Cove Project; or (ix) decisions related a possible initial public offering of BKV-BPP Cotton Cove. Under the terms of the BKV-
BPP Cotton Cove LLC Agreement:
•BKV dCarbon Ventures does not have the power to unilaterally cause BKV-BPP Cotton Cove to make distributions; and
•a majority of the Cotton Cove JV Board may require BKV dCarbon Ventures to make additional capital contributions to fund items approved in the annual budget or other matters approved by the Cotton Cove JV Board, which would reduce the amount of cash otherwise available to BKV dCarbon Ventures or require BKV dCarbon Ventures to incur additional indebtedness.

BNAC Loan Agreements
On March 10, 2022, we borrowed $75.0 million under a Loan Agreement with BNAC to fund the deposit for the Exxon Barnett
Acquisition. On June 15, 2022, we amended and restated the $75 Million Loan Agreement with BNAC to, among other things, subordinate the $75.0 million term loan owed to BNAC thereunder to the term loans we borrowed under the then existing Term Loan
Credit Agreement. In connection with entering into the RBL Credit Agreement in 2024, our obligations under the $75 Million Loan
Agreement with BNAC were subordinated to our obligations under the RBL Credit Agreement. During the year ended December 31,
2024, we repaid the outstanding balance of $75.0 million, including interest, and subsequently terminated the related party loan with
BNAC.
Amended and Restated Tax Sharing Agreement
From our inception until the completion of our IPO, BNAC owned, directly and indirectly, in excess of 80% of the outstanding shares of our common stock, with the result that we have been included in BNAC’s consolidated federal income tax group (as well as in certain consolidated, combined and unitary state and local income tax returns filed by BNAC). Prior to the completion of our IPO, we were party to a tax sharing agreement, dated as of May 1, 2020 (the “Former Tax Sharing Agreement”), with BNAC, providing for payment by us to BNAC of the amounts payable by us in respect of U.S. federal income taxes and certain state and local taxes, and for certain payments by BNAC to us. We made no payments to BNAC under the Former Tax Sharing Agreement in 2024.
In connection with the closing of our IPO, on September 27, 2024, we entered into an amended and restated tax sharing agreement with BNAC (the “Amended and Restated Tax Sharing Agreement”), which amended and restated the Former Tax Sharing
Agreement and sets forth the principles and responsibilities (i) governing the allocation of consolidated U.S. federal income tax liabilities and consolidated, combined and unitary state and local income tax liabilities between us and BNAC during the periods in which we have been and are included in any consolidated or combined income tax return filed by BNAC, (ii) specifying the allocation of tax attributes and tax liabilities in connection with deconsolidation and (iii) setting forth agreements with respect to certain other tax matters.
The Amended and Restated Tax Sharing Agreement contains provisions that we believe are customary for tax sharing agreements between members of a consolidated group. In particular, we make payments to BNAC in respect of our allocable share of the U.S.
federal income consolidated tax liability and state and local combined tax liability, in each case as determined on a separate return basis. In addition, we are compensated for the use of our net operating losses and other tax assets to the extent such assets reduce the U.S. federal income consolidated tax liability or state and local combined tax liability, as applicable, during the periods in which we have been and are included in any consolidated or combined income tax return filed by BNAC. The Amended and
Restated Tax Sharing Agreement also includes customary indemnification clauses and survives until all obligations and liabilities of the parties arising under the agreement are satisfied.
Registration Rights
Our Stockholders’ Agreement provides BNAC and its affiliates with the right, in certain circumstances, to require us to register their shares of our common stock constituting registrable securities under the Securities Act for sale into the public markets and with certain piggyback rights, as described below. Our Stockholders’ Agreement also provides that we will pay certain expenses of
BNAC and its affiliates relating to such registrations and indemnify them against certain liabilities that may arise under the Securities
Act.
Demand Rights/Shelf Registration Rights
Subject to certain limitations, BNAC and its affiliates have the right, upon delivery of written notice to us, to require us to register the number of their registrable securities requested under the Securities Act. In no event later than 45 days after receiving a valid demand request, we are required to file or confidentially submit, at our discretion, with the SEC a registration statement covering all of the registrable securities covered by such demand request, subject to the limitations discussed below. We will not be obligated to effect more than two such registered offerings in any 12-month period.
Upon the delivery of written notice to us by BNAC and its affiliates from time to time after a shelf registration statement has been declared effective by the SEC, we will facilitate a takedown of registrable securities off of an effective shelf registration statement.
We will not be required to effect (i) an underwritten shelf takedown unless the offering includes securities with a total offering price
(including piggyback securities and before deducting underwriting discounts) reasonably expected to exceed, in the aggregate,
$5.0 million and (ii) more than two offerings demanded pursuant to this paragraph or the preceding paragraph in any 12-month period.
In addition, if we are eligible to file a shelf registration statement on Form S-3, BNAC and its affiliates can request that we register their registrable securities for resale on a shelf registration statement.
Piggyback Rights
BNAC and its affiliates are entitled to request to participate in, or “piggyback” on, registrations of common stock for sale by us or underwritten shelf takedowns. This piggyback right does not apply to, among other things, a registration relating to our employee benefit plans, a registration on Form S-4 or Form S-8 (or any similar successor forms) or a registration where the registrable securities are not being sold for cash.

Conditions and Limitations
The rights outlined above are subject to conditions and limitations, including the right of the underwriters to limit the number of shares of our common stock to be included in a registration statement and our right to postpone or suspend a registration statement under specified circumstances.
Indemnification Agreements with our Directors and Officers
We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our governing documents will require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, the indemnification agreements and our governing documents will also require us to advance expenses incurred by our directors and officers.
Employee Relationship with Chief Legal Officer
Tara Blevins, the sister of Lindsay B. Larrick, our Chief Legal Officer, is employed by the Company in a non-executive officer position and received total compensation of approximately $321,588 in 2024. Her compensation was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions.

Director Compensation
Our Board adopted the BKV Corporation Non-Employee Director Compensation Program (the “Non-Employee Director
Compensation Program”), pursuant to which our non-employee directors have been compensated as follows:
•Each non-employee director, other than a non-employee director who serves as chairman of the Board, is entitled to receive an annual cash retainer of $75,000, and any non-employee director serving as the chairman of the Board is entitled to receive an annual cash retainer of $137,500, each paid in quarterly installments, based on calendar quarters, in arrears on a prorated basis;
•Members of our Audit & Risks Committee (other than the chairperson thereof) are entitled to receive an additional cash retainer of $10,000, and the chairperson of the Audit & Risks Committee is entitled to receive an additional cash retainer of
$20,000, each paid in quarterly installments, based on calendar quarters, in arrears on a prorated basis;
•Members of our Compensation Committee and Governance Committee (other than the chairpersons thereof) are entitled to receive an additional cash retainer of $5,000, and the chairperson of the Compensation Committee and chairperson of the
Governance Committee are entitled to receive an additional cash retainer of $15,000, each paid in quarterly installments, based on calendar quarters, in arrears on a prorated basis;
•Each non-employee director who is re-elected to serve, or will continue serving as a non-employee director immediately following any annual meeting of the Company’s stockholders, will receive an annual grant of restricted stock units (“RSU”) on the date of the Company’s annual stockholder meeting with a grant date value of $140,000, if such non-employee director will not serve as the chairman of the Board, or $202,500, if such non-employee director will serve as the chairman of the Board, which will vest on the day prior to the first annual meeting of the Company’s stockholders following the date the RSUs are granted, subject to the non-employee director’s continued service; and
•Each non-employee director will be reimbursed for reasonable out-of-pocket expenses incurred while attending meetings of the Board or any of its committees.
Until the 2024 Plan became effective, cash was paid quarterly in arrears in lieu of the RSU awards. The first RSU grant that will be made under the Non-Employee Director Compensation Plan will be made in connection with this 2025 Annual Meeting of
Stockholders of the Company.
Messrs. C. Vongkusolkit, Dayananda, Limpaphayom, Mekavichai, Sirisaengtaksin and S. Vongkusolkit and Ms. Chaimongkol
waived their participation in the Non-Employee Director Compensation Plan through the consummation of the IPO; however,
Messrs. C. Vongkusolkit, Dayananda, Limpaphayom, Mekavichai, Sirisaengtaksin and S. Vongkusolkit and Ms. Chaimongkol now
participate in the Non-Employee Director Compensation Plan, effective upon the consummation of the IPO. The following table summarizes our Board’s compensation for the year ended December 31, 2024:

	2024 Fees earned or paid in cash	Total
Name	($)(1)(2)	($)
Chanin Vongkusolkit	90,543	90,543
Somruedee Chaimongkol	63,913	63,913
Joseph R. Davis	220,000	220,000
Akaraphong Dayananda	58,587	58,587
Kirana Limpaphayom	57,255	57,255
Carla S. Mashinski	221,694	221,694
Thiti Mekavichai	58,587	58,587
Charles C. Miller III	223,661	223,661
Sunit S. Patel	217,678	217,678
Anon Sirisaengtaksin	61,250	61,250
Sinon Vongkusolkit	57,255	57,255
______________________
(1)Amounts reported in this column reflect the cash retainers received pursuant to the Non-Employee Director
Compensation Plan, described above, for Messrs. Davis, Miller and Patel and Ms. Mashinski for the entire
2024 fiscal year and for Messrs. C. Vongkusolkit, Dayananda, Limpaphayom, Mekavichai, Sirisaengtaksin and
S. Vongkusolkit and Ms. Chaimongkol from the consummation of the IPO through December 31, 2024.
(2)As described above, until the 2024 Plan became effective, the grant date value of RSU awards contemplated by our Non-Employee Director Compensation Program was paid in cash. Included in this column for each of

Messrs. Davis, Miller and Patel and Ms. Mashinski is $140,000, which represents (i)  the portion of the cash payment in lieu of the RSUs that would have been granted at the 2023 meeting for service from January 1,
2024 through the date of the 2024 meeting and (ii) the portion of the cash payment in lieu of the RSUs that would have been granted at the 2024 meeting for service through the next annual meeting of the Company’s stockholders that is attributable to services performed from the 2024 meeting through December 31, 2024.
Included in this column for C. Vongkusolkit is $54,221 and for each of Messrs. Dayananda, Limpaphayom,
Mekavichai, Sirisaengtaksin, S. Vongkusolkit and Ms. Chaimongkol is $37,486, which, in each case, represents the prorated portion of the cash payment in lieu of the RSUs that is attributable to services performed from the consummation of the IPO through December 31, 2024.

Stock Ownership Information
Security Ownership of Certain Beneficial Owners and
Management
The following tables set forth, as of April 21, 2025, the number of shares and percentage of BKV common stock beneficially owned by:
•each named executive officer and director of the Company;
•all executive officers and directors of the Company as a group; and
•each person known to the Company to beneficially own more than 5% of our common stock.
Except as otherwise indicated, (a) the persons or entities identified in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, (b) the current directors and executive officers have not pledged any of such shares as security and (c) the address of each beneficial owner listed in the table below is c/o BKV Corporation, 1200 17th Street,
Suite 2100, Denver, Colorado 80202. All information with respect to beneficial ownership has been furnished by the respective 5%
or more stockholders, directors or executive officers, as applicable.
The following information has been presented in accordance with the SEC’s rules and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules, beneficial ownership of a class of capital stock as of any date includes any shares of that class as to which a person, directly or indirectly, has or shares voting power or investment power as of that date and also any shares as to which a person has the right to acquire sole or shared voting or investment power as of or within 60 days of
April 21, 2025.

	Beneficial Ownership
	Common Stock			Percentage of Beneficial Ownership
Name of Beneficial Owner	Shares		%	%
Named Executive Officers and Directors:
Christopher P. Kalnin	2,300,318	(1)	2.72%	2.72%
John T. Jimenez	245,783	(2)	*	*
David Tameron	7,982	(3)	*	*
Eric S. Jacobsen	255,663		*	*
Barry S. Turcotte	1,454		*	*
Somruedee Chaimongkol	—		—%	—%
Joseph R. Davis	33,000		*	*
Akaraphong Dayananda	500		*	*
Kirana Limpaphayom	25,000		*	*
Carla S. Mashinski	—		—%	—%
Thiti Mekavichai	18,500		*	*
Charles C. Miller III	87,500		*	*
Sunit S. Patel	50,000		*	*
Anon Sirisaengtaksin	5,000		*	*
Chanin Vongkusolkit	—		—%	—%
Sinon Vongkusolkit	—		—%	—%
All executive officers and directors as a group
(19 persons)	3,484,154		4.11%	4.11%
5% Stockholders:
Banpu North America Corporation(4)	63,877,614		75.41%	75.41%
______________________
*Less than 1%.
(1)Includes 875,754 shares of our common stock held by Mr. Kalnin’s spouse.
(2)Mr. Jimenez will receive 24,379 shares of our common stock underlying outstanding PRSUs that will vest immediately upon his retirement from the Company on May 15, 2025.
(3)Includes 600 shares of our common stock held by Mr. Tameron’s sons.

(4)Based on a Schedule 13G filed by BNAC on November 13, 2024. Consists of shares of BKV common stock held directly by BNAC, a Delaware corporation wholly owned by BOG Co., Ltd., a wholly owned subsidiary of Banpu, a public company listed on the Stock Exchange of Thailand and the ultimate parent company of BKV Corporation,
BNAC, Banpu Power and BPPUS. The principal address of Banpu is 27th Floor, Thanapoom Tower, 1550 New
Petchburi Road, Makkasan, Ratchathewi, Bangkok, Thailand.
Equity Compensation Plans
The following table sets forth certain information as of December 31, 2024, concerning outstanding awards under the Company’s equity compensation plan, which has been approved by stockholders, the weighted average exercise price of the outstanding options and the number of shares available for future issuance under the plan:

Plan Category	(a) Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights or Settlement of Restricted Stock Units(1)	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Shares Remaining Available for Future Issuance (2)
Equity compensation plans approved by stockholders(3)	1,171,701	—	3,828,794
(1)Includes 467,052 time restricted stock units (“TRSUs”) and 704,649 performance restricted stock units (“PRSUs”) at target. If the PRSUs are earned at the maximum level of performance, 1,409,298 shares would be issuable upon the settlement of such PRSUs.
(2)Reflects the number of shares of our common stock available for issuance under the 2024 Plan assuming that target performance is achieved with respect to outstanding PRSUs.
(3)Consists of the 2024 Plan which permits grants of awards in the form of stock options, shares of restricted stock, performance units and restricted stock units, as well as other forms of incentive awards.
Stock Ownership Guidelines
To support the Company’s commitment to stockholder alignment, the Company has adopted guidelines that require NEOs to hold a multiple of their base salary in common stock or other stock-based instruments including TRSUs and PRSUs. The ownership multiples are as follows:
•Chief Executive Officer – five times annual base salary
•Chief Financial Officer – four times annual base salary
•President – Upstream – four times annual base salary
The guidelines must be satisfied within three years after the date of hire, change in job title, or increase in salary.  For three years and six months from the consummation of our IPO, each of our NEOs is also restricted from selling more than 25% of his shares of common stock (after subtracting any shares sold or withheld to pay any applicable exercise price for an equity award (e.g., stock options or stock appreciation rights) or satisfy any tax obligations, including withholding taxes, arising in connection with the exercise, vesting or payment of an equity award (e.g., stock options or stock appreciation rights) during any twelve month period.
As of December 31, 2024, all NEOs were in compliance with the transition guidance in the guidelines.  For additional details on the common stock owned by our NEOs, please refer to “Security Ownership of Certain Beneficial Owners and Management.”

Executive Compensation
2024 Summary Compensation Table
The following Summary Compensation Table shows information about the compensation awarded to, earned by or paid to our
NEOs for calendar years 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Christopher Kalnin Chief Executive Officer	2024	700,000	–	2,800,700	991,200	27,060	4,518,960
	2023	692,692	–	–	772,800	19,860	1,485,352
John Jimenez (4) Chief Financial Officer	2024	400,000	–	1,294,030	538,080	27,060	2,259,170
	2023	398,346	–	–	308,016	19,860	726,222
Eric Jacobsen (5) Chief Operating Officer	2024	425,000	–	1,294,030	533,596	27,060	2,279,686
	2023	424,500	–	–	380,052	17,731	822,283
(1)For 2024, amounts reflect the grant date fair values of the 2024 PRSUs (as defined herein) and 2024 TRSUs (as defined herein), which have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.  Assuming the highest level of performance conditions will be achieved, the grant date fair values of the 2024 PRSUs granted to each of Messrs. Kalnin, Jimenez and Jacobsen would be $2,269,154, $1,037,327 and $1,037,327, respectively. In accordance with FASB ASC Topic 718, the Company recognized a compensation expense in 2021 under its then-effective long-term incentive program for each of the four annual grants expected to be granted during 2021, 2022, 2023 and 2024, although only the first annual grant was granted in 2021. Therefore, although Messrs. Kalnin, Jimenez and Jacobsen were granted TRSUs on each of January
1, 2023 and January 1, 2024, no grant date fair value for TRSUs granted to the NEOs in 2023 or 2024 is reflected in the table above.
(2)Amounts reported represent each NEO’s annual performance-based bonus earned in 2023 or 2024 but paid after the end of the applicable fiscal year, upon certification of the applicable performance measures by our Compensation Committee. See “– Annual
Performance-Based Bonuses” for more information.
(3)Amounts reported include the amounts paid to the NEOs shown in the following table:

		Company 401(k) Contribution	Life Insurance Premiums	Total
		($)(a)	($)(b)
Christopher P. Kalnin	2024	27,000	60	27,060
	2023	19,800	60	19,860
John T. Jimenez	2024	27,000	60	27,060
	2023	19,800	60	19,860
Eric S. Jacobsen	2024	27,000	60	27,060
	2023	17,671	60	17,731
______________________
a.The Company maintains a 401(k) plan that provides employees with an opportunity to save for retirement. In 2024, the
Company made matching contributions of up to 6% of base salary attributable to such periods, which contributions are immediately vested.
b.Included in this column are the life insurance premiums paid on behalf of each NEO.
(4)As previously reported in the Company’s Current Report on Form 8-K filed on February 3, 2025, Mr. Jimenez stepped down from the position of CFO on March 31, 2025 and was succeeded by Mr. David Tameron. Mr. Jimenez will serve as a senior advisor to the
Company until his retirement on May 15, 2025.
(5)As previously reported in the Company’s Current Report on Form 8-K filed on February 3, 2025, the Company eliminated the position of
Chief Operating Officer and appointed Mr. Jacobsen to a new position, President – Upstream, effective February 3, 2025.

Employment Agreements
CEO Employment Agreement
Mr. Kalnin and the Company entered into an employment agreement effective as of August 4, 2020 (the “CEO Employment
Agreement”), which provides Mr. Kalnin with, among other things, (1) an annual base salary, subject to annual review by our Board, which, following such review was set at $700,000 in both 2023 and 2024, (2) the eligibility to receive an annual cash bonus, which was set at a target amount equal to 120% of his base salary in both 2023 and 2024, but which is paid at an amount commensurate with the level at which the applicable performance goals are achieved (which may be higher or lower than the target level) and subject to continued employment through the end of the year, and (3) the opportunity to participate in the Company’s then-current equity incentive plan. Mr. Kalnin is also eligible to participate in, and receive, benefits offered to our employees, including paid and holiday time off, health insurance coverage and participation in our 401(k) plan. Mr. Kalnin is subject to customary confidentiality and invention assignment covenants, as well as non-competition and non-solicitation covenants which extend for 18 months after termination of employment. Additionally, Mr. Kalnin may receive compensation and benefits in connection with a termination of his employment or a change in control, which are discussed below in “ – Potential Payments Upon Termination or Change in Control –
Separation Benefits in the CEO Employment Agreement.”
CFO Employment Agreement
Mr. Jimenez and the Company entered into an employment agreement effective as of January 11, 2021 (the “CFO Employment
Agreement”), pursuant to which Mr. Jimenez assumed the role of the Company’s CFO as of April 16, 2021 and which, throughout
2023 and 2024, provided Mr. Jimenez with, among other things, (1) an annual base salary, which was set at $400,000 in both 2023 and 2024, (2) the opportunity to receive a discretionary annual cash bonus based on the Company’s performance (and taking into account Mr. Jimenez’s individual effort and satisfactory achievement of established performance goals), which was set for 2023 and
2024 at a target amount equal to 95% of his base salary, and (3) the opportunity to participate in the  2021 Plan. Mr. Jimenez was also eligible to participate in, and receive, benefits offered to other employees, including paid and holiday time off, health insurance coverage and participation, with a company match, in our 401(k) plan. Under the CFO Employment Agreement, Mr. Jimenez was subject to customary confidentiality and invention assignment covenants, as well as non-disparagement, non-competition and non-
solicitation covenants which extend for twelve months after termination of employment. Additionally, during 2023 and 2024,
Mr. Jimenez was entitled to receive certain compensation in connection with a termination of his employment, which is discussed below in “– Potential Payments Upon Termination or Change in Control –  Separation Benefits in the CFO Employment Agreement.”
As previously reported in the Company’s Current Report on Form 8-K filed on February 3, 2025, the Company and Mr. Jimenez entered into a Transition and Mutual Separation Agreement (as defined herein) pursuant to which Mr. Jimenez stepped down as
CFO on March 31, 2025 and agreed to remain with the Company as a senior advisor until his retirement on May 15, 2025. For additional information, including a discussion of the payments and benefits Mr. Jimenez will receive under the Transition and Mutual
Separation Agreement in connection with his retirement, please see “– Changes for 2025”.
COO Employment Agreement
Mr. Jacobsen and Kalnin Ventures entered into an employment agreement effective as of February 18, 2020 (the “COO
Employment Agreement”), which, throughout 2023 and 2024 provided Mr. Jacobsen with, among other things, (1) an annual base salary, which was set at $425,000 in 2023 and 2024, and (2) the opportunity to receive a discretionary annual cash bonus based on the Company’s performance (and taking into account Mr. Jacobsen’s individual effort and satisfactory achievement of established performance goals), which was set for 2023 and 2024 at a target amount equal to 95% of his base salary. Mr. Jacobsen was also eligible to participate in and receive benefits offered to other employees, including paid and holiday time off, health insurance coverage and participation, with a company match, in our 401(k) plan. Mr. Jacobsen was subject to customary confidentiality and invention assignment covenants, as well as non-disparagement, non-competition and non-solicitation covenants. Additionally, during 2023 and 2024, Mr. Jacobsen was entitled to receive certain compensation in connection with a termination of his employment, which is discussed below in “– Potential Payments Upon Termination or Change in Control –  Separation Benefits in
the COO Employment Agreement.” As previously reported in the Company’s Current Report on Form 8-K filed on February 3, 2025, in connection with the Company’s elimination of the position of COO, Mr. Jacobsen was appointed to a new position, President –
Upstream. Mr. Jacobsen and the Company entered into the A&R Jacobsen Employment Agreement (as defined herein), effective
February 3, 2025, to reflect the same and update other provisions of Mr. Jacobsen’s prior employment agreement. For additional information, including a discussion of the payments and benefits Mr. Jacobsen will receive under the A&R Jacobsen Employment
Agreement, please see “– Changes for 2025”.
Equity Awards Under Our Plans
Equity Awards Granted Under Our 2024 Long Term Incentive Plan
Upon the consummation of the IPO, the BKV Corporation 2024 Equity and Incentive Compensation Plan (the “2024 Plan”) became effective, under which our Compensation Committee has the authority to grant non-qualified stock options, appreciation rights, restricted stock awards, RSUs, cash incentive awards, performance shares, performance units and other awards denominated or payable in, or otherwise related to the value of, our Common Stock. The 2024 Plan is designed to permit the grant of awards to our directors, officers and other employees and certain consultants, and to provide such persons incentives and rewards for service and/or performance. As of December 31, 2024, (i) the maximum number of shares of our Common Stock with respect to which awards may be issued under the 2024 Plan was 3,828,794, subject to anti-dilution and other adjustment provisions of the 2024 Plan and (ii) no non-employee director can be granted awards in any calendar year in excess of $750,000.
In connection with the consummation of the IPO, on September 27, 2024, Messrs. Kalnin, Jacobsen and Jimenez were granted
77,777, 35,555 and 35,555 TRSUs, respectively (the “2024 TRSUs”), and 116,666, 53,333 and 53,333 PRSUs, respectively (the
“2024 PRSUs”), at the target payout level (which equate to 233,332, 106,666 and 106,666 PRSUs at maximum payout level, respectively). Approximately one-third of the 2024 TRSUs vested on January 1, 2025, and the remainder will vest in two substantially equal tranches on each of January 1, 2026 and January 1, 2027, in each case, subject to continued employment through such applicable vesting date. The 2024 PRSUs will vest, if at all, based upon the level at which annualized total shareholder return, relative annualized total shareholder return, and average annual return on capital employed performance measures are achieved over the three-year performance period beginning January 1, 2024.
Equity Awards Granted Under Our 2021 Long Term Incentive Plan
Effective January 1, 2021, the Company adopted the BKV Corporation 2021 Long Term Incentive Plan (the “2021 Plan”) pursuant to which the NEOs received an initial grant of PRSUs and TRSUs, for Messrs. Kalnin and Jacobsen, on January 1, 2021, and for Mr.
Jimenez, on April 16, 2021, and subsequent grants of TRSUs on each of the next three annual anniversaries of such dates.  The
TRSUs vested 25% on the date of grant and 25% on each of the next three annual anniversaries thereafter, and the PRSUs were earned based on total shareholder return, ROCE and “IPO Readiness” performance measures over the three-year period beginning on January 1, 2021. The TRSU grants made to our NEOs under the 2021 Plan in 2023 and 2024 were: Mr. Kalnin - 97,770 and
48,885, respectively; Mr. Jimenez - 46,350 and 0, respectively; and Mr. Jacobson - 55,500 and 27,749, respectively. Upon the consummation of the IPO, any PRSUs and TRSUs that were unvested or unsettled at such time became vested and were settled.
Option Grant Practices
Stock options have not been a part of our executive compensation program. We therefore (i) do not grant, and have not granted, stock options in anticipation of the release of material nonpublic information, (ii) do not time, and have not timed, the release of material nonpublic information based on stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) do not take, and have not taken, material nonpublic information into account when determining the timing and terms of stock options. As stock options are not an element of employee compensation, we do not have a formal policy with respect to the timing of stock option grants, and we did not grant stock options or stock appreciation rights in 2024.
Annual Performance-Based Bonuses
For 2023 and 2024, our Compensation Committee recommended and our Board approved the adoption of an annual, performance-
based bonus program for all of our employees, including each of our NEOs (the “2023 Annual Bonus” and the “2024 Annual Bonus,”
respectively, and collectively, the “Annual Bonuses”). Messrs. Kalnin’s, Jimenez’s and Jacobsen’s target bonus opportunities, as a percentage of their respective base salaries, were 120%, 95% and 95%, respectively. Each NEO’s Annual Bonuses were calculated by multiplying the individual’s base salary by his target bonus opportunity and multiplied by an additional two components: the corporate multiplier, based on corporate performance goals, which were based off of the KPI Scorecard (discussed below) for the applicable year, and an individual multiplier, based on individual performance goals determined by, for Mr. Kalnin, the Board, and for
Messrs. Jimenez and Jacobsen, Mr. Kalnin, subject to approval by our Board, for each applicable year. Once both the corporate performance goals and the individual performance goals were scored and the corporate multiplier and individual multipliers were determined, the Annual Bonuses earned by each of Messrs. Kalnin, Jimenez and Jacobsen was equal to the product of their respective target bonus opportunities and the corporate multiplier and individual multiplier assigned to the corporate performance goals and individual performance goals, respectively.
Company Performance Measures
The Company’s performance metrics are based on the “KPI Scorecard,” which, for the Annual Bonuses evaluated “lagging”
indicators, “leading” indicators and “ESG” indicators that were weighted at an aggregate of 40%, 30% and 30% for the 2023 Annual
Bonus and 50%, 25% and 25% for the 2024 Annual Bonus.
For the 2023 Annual Bonus, the “lagging” indicators will measure the Company’s shareholder value, which includes Adjusted
EBITDAX, Adjusted Free Cash Flow, adjusted net income and break-even unit costs. Each of these metrics comprises between
20% and 30% of the overall “lagging” indicator category. The “leading” indicators will measure the Company’s achievement of operational and strategic goals, including total net sales production, year-end reserves, upstream/midstream capex delivery and people, leadership & culture. Each of these metrics comprises between 15% and 45% of the overall “leading” indicator category.
The “ESG” indicators measures EHSR and ESG excellence and CCUS business delivery. Each of these metrics comprises between 40% and 60% of the overall “ESG” indicator category.
The Compensation Committee determined that the Company’s shareholder value metrics were met, in the aggregate, at 41% of target, resulting in a company multiplier of 0.16 (or the product of the 41% level of achievement and the 40% weighting of such metrics). The Compensation Committee determined that the Company’s operational and strategic goal metrics were met, in the aggregate, at 195% of target, resulting in a company multiplier of 0.59 (or the product of the 195% level of achievement with the
30% weighting of such metrics). The Compensation Committee determined that “ESG” indicators were met, in the aggregate at
89%, resulting in a company multiplier of 0.27 (or the product of the 89% level of achievement and the 30% weighting of such metrics). While these determinations resulted in a company multiplier equal to 1.02, the Compensation Committee exercised its discretion to set the company multiplier equal to 0.92 due to a treatment of depreciation, depletion, and amortization expenses in break-even unit costs.
For the 2024 Annual Bonus, the “lagging” indicators measured the Company’s shareholder value, which included Adjusted
EBITDAX, Adjusted Free Cash Flow, adjusted net income, break even unit costs and corporate refinancing. Each of these metrics comprises between 15% and 25% of the overall “lagging” indicator category. The “leading” indicators measured the Company’s achievement of operational and strategic goals, including total net sales production, year-end reserves, upstream/midstream capex delivery and people, leadership & culture. Each of these metrics comprises between 15% and 45% of the overall “leading” indicator category. The “ESG” indicators measures EHSR and ESG excellence and CCUS business delivery. Each of these metrics comprises between 40% and 60% of the overall “ESG” indicator category.
The Compensation Committee determined that the Company’s shareholder value metrics were met, in the aggregate, at 88% of target, resulting in a company multiplier of 0.44 (or the product of the 88% level of achievement and the 50% weighting of such metrics). The Compensation Committee determined that the Company’s operational and strategic goal metrics were met, in the aggregate, at 183% of target, resulting in a company multiplier of 0.46 (or the product of the 183% level of achievement with the
25% weighting of such metrics). The Compensation Committee determined that “ESG” indicators were met, in the aggregate at
110%, resulting in a company multiplier of 0.28 (or the product of the 110% level of achievement and the 25% weighting of such metrics). These determinations resulted in a company multiplier equal to 1.18.
Individual Performance Measures
For both the 2023 Annual Bonus and the 2024 Annual Bonus, the Compensation Committee set Mr. Kalnin’s individual performance measures to be the same as the KPI Scorecard used for the company performance measures. The Compensation Committee determined for the 2023 Annual Bonus that Mr. Kalnin’s individual contributions to the KPI Scorecard, resulted in an individual multiplier of 0.92, which the Board approved. The Compensation Committee determined for the 2024 Annual Bonus that Mr.
Kalnin’s individual contributions to the KPI Scorecard, resulted in an individual multiplier of 1.18, which the Board approved.
Mr. Kalnin set Messrs. Jimenez’s and Jacobsen’s individual performance goals for both of their 2023 Annual Bonus and 2024
Annual Bonus to be based off the elements of the KPI Scorecard that directly related to each of their duties.
For Mr. Jimenez’s 2023 Annual Bonus, Mr. Jimenez’s individual performance goals included his leadership, people and culture skills, IPO readiness, his review of system strategies and financial solutions to enable the company’s continued growth, and his contributions towards initiatives to improve the company’s operational efficiencies and commercial optimization and towards the continued development of the company’s IT organization. With respect to Mr. Jimenez’s 2023 Annual Bonus, Mr. Kalnin recommended to the Board that, based on financial reporting process improvements and a successful debt financing, Mr. Jimenez’s individual multiplier should be 0.92, which the Board approved. For Mr. Jimenez’s 2024 Annual Bonus, Mr. Jimenez’s individual performance goals included his leadership, people and culture skills, IPO readiness, his review of system strategies and financial solutions to enable the company’s continued growth, and his contributions towards initiatives to improve the company’s operational efficiencies and commercial optimization and towards the continued development of the company’s IT organization. With respect to
Mr. Jimenez’s 2024 Annual Bonus, Mr. Kalnin recommended to the Compensation Committee that, based on financial reporting process improvements and a successful debt financing, Mr. Jimenez’s individual multiplier should be 1.20, which the Compensation
Committee approved.
For Mr. Jacobsen’s 2023 Annual Bonus, Mr. Jacobsen’s individual performance goals included his leadership, people and culture skills, continued support of the company’s ESG and EHSR initiatives, continued growth of the CCUS business and his work with the steering committee to develop certain projects and businesses. With respect to Mr. Jacobsen’s 2023 Annual Bonus, Mr. Kalnin recommended to the Board that, based on strong base production development performance and growth of the CCUS business,
Mr. Jacobsen’s individual multiplier should be 1.08, which the Board approved. For Mr. Jacobsen’s 2024 Annual Bonus, Mr.
Jacobsen’s individual performance goals included his leadership, people and culture skills, continued support of the company’s
ESG and EHSR initiatives, continued growth of the CCUS business and his work with the steering committee to develop certain projects and businesses. With respect to Mr. Jacobsen’s 2024 Annual Bonus, Mr. Kalnin recommended to the Compensation
Committee that, based on strong base production development performance and growth of the CCUS business, Mr. Jacobsen’s individual multiplier should be 1.12, which the Compensation Committee approved.
Changes for 2025
CFO Transition
As previously reported in the Company’s Current Report on Form 8-K filed on February 3, 2025, on February 3, 2025, the Company announced that Mr. Jimenez would retire from the Company on May 15, 2025. At such time, the Company and Mr. Jimenez entered into a Transition and Mutual Separation Agreement (the “Transition and Separation Agreement”) pursuant to which Mr. Jimenez agreed to continue to serve as Chief Financial Officer until March 31, 2025, and remain with the Company as a senior advisor until
May 15, 2025. Thereafter, Mr. Jimenez has agreed to provide the Company with certain services as and when requested by the
Company in order to facilitate an orderly transition.

In consideration for such transition services and subject to the other terms and conditions contained in the Transition and
Separation Agreement, the Company has agreed to provide Mr. Jimenez with certain additional payments for so long as, among other things, he abides by certain confidentiality, non-solicitation, non-compete and non-disparagement obligations for a period of twenty-four months following his separation. Subject to the terms and conditions of the Transition and Separation Agreement
(including the forfeiture provisions described below) and Mr. Jimenez’s execution and non-revocation of a release of claims in favor of the Company, these payments will consist of a lump-sum cash payment payable within thirty days after May 15, 2025 equal to the sum of thirty-six months of his current annual base salary plus $563,384; and a payment for any unused, accrued PTO as of
May 15, 2025 (the “Restricted Payments”). Mr. Jimenez’s unvested 2024 Plan TRSUs will be forfeited in accordance with his award agreement and a prorated portion (based on service during the performance period) of his  2024 Plan PRSUs shall vest at target.
If at any time Mr. Jimenez revokes the release of claims in favor of the Company or fails to comply with his restrictive covenants or other obligations in the Transition and Separation Agreement, then Mr. Jimenez shall immediately repay to the Company the full amount of any Restricted Payments paid by the Company prior to such date, and the Company’s obligations with respect to any future Restricted Payments shall cease.
Effective April 1, 2025, David Tameron began serving as the Company’s Chief Financial Officer. In connection with his appointment as Chief Financial Officer, Mr. Tameron and the Company entered into an employment agreement (the “Tameron Employment
Agreement”), effective as of April 1, 2025, to provide Mr. Tameron, among other things:
•an annual base salary of $400,000;
•the opportunity to receive a discretionary annual cash bonus, in an amount up to 95% of Mr. Tameron’s annual base salary, based on the Company’s performance and Mr. Tameron’s individual effort and satisfactory achievement of established performance goals and subject to final approval by the Compensation Committee;
•the opportunity to participate in the 2024 Plan, including receipt of an equity award during 2025 to be valued at approximately $1,600,000, subject to the terms of the 2024 Plan, approval by the Compensation Committee and ultimately dependent on Company performance and Mr. Tameron’s continued employment and satisfactory achievement of performance goals;
•the opportunity to participate in and receive benefits offered to other employees, including paid and holiday time off, health insurance coverage and participation, with a company match, in the Company’s 401(k) plan; and
•in the event of a termination of Mr. Tameron’s employment by the Company without “Cause” (as defined in the Tameron
Employment Agreement), or if Mr. Tameron resigns for “Good Reason” (as defined in the Tameron Employment
Agreement), eligibility to receive, among other things, a severance payment equal to the sum of twenty-four months of Mr.
Tameron’s base salary and a pro-rated amount of his target annual bonus for the calendar year of the termination, with 50%
of such severance payment being payable on each of the six-month and twelve-month anniversaries of the termination of
Mr. Tameron’s employment, subject to Mr. Tameron’s execution and non-revocation of a release of claims in favor of the
Company and his continued compliance with the restrictive covenants contained in the Tameron Employment Agreement, including customary confidentiality and invention assignment covenants, as well as non-disparagement, non-competition and non-solicitation covenants, which extend for twelve months after termination of employment.
Eric Jacobsen Named President — Upstream
As previously reported in the Company’s Current Report on Form 8-K filed on February 3, 2025, to better align the Company’s operations and reporting structure with its strategic growth goals, the Company transitioned the role of its Chief Operating Officer to focus on its core business: the production of natural gas from its owned and operated upstream businesses. In connection therewith, the Company eliminated the position of Chief Operating Officer and appointed Mr. Jacobsen to a new position,
President – Upstream, effective February 3, 2025. On such date, Mr. Jacobsen and the Company amended and restated the COO
Employment Agreement (as amended and restated, the “A&R Jacobsen Employment Agreement”) to reflect the same. The A&R
Jacobsen Employment Agreement also provides Mr. Jacobsen, among other things:
•an annual base salary of $525,000;
•the opportunity to receive a discretionary annual cash bonus, in an amount up to 95% of Mr. Jacobsen’s annual base salary, based on the Company’s performance and Mr. Jacobsen’s individual effort and satisfactory achievement of established performance goals and subject to final approval by the Compensation Committee;
•a one-time cash retention bonus of $1,000,000, subject to clawback in the event that, prior to February 3, 2027, Mr.
Jacobsen’s employment with the Company terminates for any reason other a termination by the Company without
“Cause” (as defined in the A&R Jacobsen Employment Agreement) or Mr. Jacobsen breaches any of the material terms and conditions contained in the A&R Jacobsen Employment Agreement;
•the opportunity to participate in the 2024 Plan, including receipt of an equity award during 2025 with a grant date value of approximately $2,000,000, subject to the terms of the 2024 Plan, approval by the Compensation Committee and ultimately dependent on Company performance and Mr. Jacobsen’s continued employment and satisfactory achievement of performance goals;
•the opportunity to participate in and receive benefits offered to other employees, including paid and holiday time off, health insurance coverage and participation, with a company match, in the Company’s 401(k) plan; and

•in the event of a termination of Mr. Jacobsen’s employment without “Cause”, or if Mr. Jacobsen resigns voluntarily at any time after February 3, 2026, provided that Mr. Jacobsen gives at least 90 days’ prior written notice and has not committed any action or inaction that would constitute “Cause”, eligibility to receive, among other things, a severance payment equal to the sum of $2,000,000 and a pro-rated amount of his target annual bonus for the calendar year of the termination, with
50% of such severance payment being payable on each of the first and second anniversaries of the termination of Mr.
Jacobsen’s employment, subject to Mr. Jacobsen’s execution and non-revocation of a release of claims in favor of the
Company and his continued compliance with the restrictive covenants contained in the A&R Jacobsen Employment
Agreement, including customary confidentiality and invention assignment covenants, as well as non-disparagement, non-
competition and non-solicitation covenants which extend for twenty-four months after termination of employment.
Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of our NEOs as of December 31, 2024.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Christopher P. Kalnin	—		—	116,666	(1)	2,774,317
Christopher P. Kalnin	51,852	(2)	1,233,041	—		—
John T. Jimenez	—		—	53,333	(1)	1,268,259
John T. Jimenez	23,704	(2)	568,681	—		—
Eric S. Jacobsen	—		—	53,333	(1)	1,268,259
Eric S. Jacobsen	23,704	(2)	568,681	—		—
______________________
(1)In accordance with SEC rules, represents the target number of PRSUs outstanding as of December 31, 2024.
(2)Represents the portion of the TRSUs granted on September 27, 2024 to Messrs. Kalnin, Jimenez and Jacobsen that remained unvested as of December 31, 2024, approximately one-third of which vested or vest, as applicable, on each of January 1, 2025,
January 1, 2026 and January 1, 2027.
Potential Payments Upon Termination or Change in
Control
Treatment of Equity Awards
Mr. Kalnin’s 2024 PRSU and 2024 TRSU award agreements provide for the following treatment on Mr. Kalnin’s termination of employment, subject to Mr. Kalnin’s execution of a release of claims:

	2024 PRSUs	2024 TRSUs
Death, Disability	Full vesting at target payout	Full vesting

Termination without “cause” or resignation for “good reason”
•If termination occurs prior to the final
six months of the performance period,
full vesting on termination at target
payout
•If termination occurs during the final
six months of the performance period,
full award remains outstanding and
eligible to be earned based on actual
performance achievements
Full vesting

In the event of a change in control in which Mr. Kalnin’s 2024 PRSUs and 2024 TRSUs are continued, assumed or substituted with awards of the acquiring or surviving entity with substantially equal terms and value, as of the change in control, the performance measures of Mr. Kalnin’s 2024 PRSUs will be deemed to have been met at the greater of the target payout or, if determinable, the level of achievement of the PRSU KPIs from the beginning of the performance period through the latest practicable date prior to the change in control, and Mr. Kalnin’s 2024 PRSUs and 2024 TRSUs will otherwise remain subject to their service-based requirements and the termination protections in the table above.
Messrs. Jacobsen’s and Jimenez’s 2024 PRSU and 2024 TRSU award agreements provide for the below treatment on termination of their employment, subject to their execution of a release of claims:

	2024 PRSUs	2024 TRSUs

Death, Disability	Full vesting at target payout	Full vesting

Termination without “cause” not in connection with a change in control
•If termination occurs prior to the final
six months of the performance period,
pro-rata vesting on termination at
target payout
•If termination occurs during the final
six months of the performance period,
pro-rata portion of award remains
outstanding and eligible to be earned
based on actual performance
achievements
Forfeit

Termination without “cause” or resignation for “good reason” within twenty-four months following a change in control (if awards are assumed)
As of the change in control, performance
measures will be deemed to have been
met at the greater of the target payout or,
if determinable, the level of achievement
of the PRSU KPIs from the beginning of
the performance period through the
latest practicable date prior to the
change in control and on such
termination, such number of 2024
PRSUs will vest
Full vesting

In the event of a change in control in which the 2024 PRSUs or 2024 TRSUs are not continued, assumed or substituted with awards of the acquiring or surviving entity with substantially equal terms and value, (i) the 2024 PRSUs will vest based on the greater of target performance, or, if determinable, actual performance through change in control, and (ii) the 2024 TRSUs will vest.
As described in “– Changes for 2025” above, in connection with his retirement from the Company on May 15, 2025, Mr. Jimenez will forfeit his 2024 TRSUs and a pro-rata portion of his PRSUs will vest at target payout.
Separation Benefits in the CEO Employment Agreement
The CEO Employment Agreement provides that, if Mr. Kalnin’s employment with the Company is terminated by the Company without “cause” or by Mr. Kalnin with “good reason,” (1)  Mr. Kalnin will receive a lump sum payment equal to 200% of the sum of
(a) his base salary plus (b) his target annual cash bonus, each in effect at the time of Mr. Kalnin’s termination and (2) if Mr. Kalnin elects coverage under the Company’s medical plan pursuant to COBRA, Mr. Kalnin will be reimbursed for the full amount of his and his eligible dependents’ COBRA premiums for the 18-month period following his termination, unless he earlier becomes eligible for coverage under another employer’s medical plan (together with the lump sum payment, the “CEO Separation Benefits”). “Cause,”
as defined in the CEO Employment Agreement, means Mr. Kalnin’s (i) indictment for a felony or his commission of fraud against the
Company; (ii) misconduct that brings the Company into substantial public disgrace or disrepute; (iii) gross negligence or gross misconduct with respect to the Company; (iv) insubordination to, or material failure to follow lawful directions of, the Board, in either case if not cured within 10 days of Mr. Kalnin’s receipt of written notice of such event; (v) material violation of the restrictive covenants in the CEO Employment Agreement; (vi) material breach of any Company work rule or internal policy that is not cured within 10 days of Mr. Kalnin’s receipt of written notice of such event (if such event can be cured); (vii) a violation of the Foreign
Corrupt Practices Act of 1977 or any state or federal anti-money laundering laws; or (viii) material breach of the CEO Employment
Agreement that is not cured within 30 days of Mr. Kalnin’s receipt of written notice of such breach. “Good Reason,” as defined in the
CEO Employment Agreement, means (i) a material reduction in Mr. Kalnin’s base salary or target annual bonus (other than as part of an across-the board reduction of no more than 10% applicable to all of the Company’s executives); (ii) a material diminution in
Mr. Kalnin’s position, duties, authority, reporting or responsibilities; (iii) the Company’s material breach of the CEO Employment
Agreement; or (iv) the involuntary permanent relocation of Mr. Kalnin’s principal place of business to a location more than 35 miles beyond the Company’s current place of business.
Mr. Kalnin’s receipt of the CEO Separation Benefits is subject to his execution and non-revocation of a release of claims in favor of the Company and his continued compliance with the restrictive covenants contained in the CEO Employment Agreement. Such restrictive covenants include non-competition, non-solicitation (of both employees or customers) and intellectual development prohibitions for 18 months following termination, along with a perpetual confidentiality prohibition.
Separation Benefits in the CFO Employment Agreement
Throughout 2024, the CFO Employment Agreement provided that, if Mr. Jimenez’s employment with the Company was terminated by the Company without “cause” (as defined in the CFO Employment Agreement), Mr. Jimenez would have received 18 months of base salary, subject to his execution of a separation agreement and general release and his compliance with a 12-month non-
competition and non-solicitation restriction.
For a description of the separation payments to which Mr. Jimenez may become entitled in connection with his retirement in 2025, please see “– Changes for 2025” above.
Separation Benefits in the COO Employment Agreement
Throughout 2024, the COO Employment Agreement provided that, if Mr. Jacobsen’s employment with the Company was terminated by the Company without “cause” (as determined by the Company in good faith), Mr. Jacobsen would have received a lump sum payment equal to three months of his base salary.
For a description of the separation benefits to which Mr. Jacobsen may become entitled on a termination of employment beginning in 2025, please see “– Changes for 2025” above.
Recovery of Erroneously Awarded Compensation
In September 2023, the Board approved a policy for the recovery of erroneously awarded compensation, or “clawback policy,”
applicable to executive officers, which became effective upon the consummation of our IPO on September 27, 2024. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection
Act of 2010 as required under the listing standards of the NYSE, and requires recovery of incentive-based compensation received after the effectiveness of the policy by current or former executive officers during the three fiscal years preceding the date it is determined that the Company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.
Policies and Practices Related to the Grant of Certain
Equity Awards
During the first quarter in any fiscal year, the Compensation Committee’s practice is to review our results from the previous fiscal year, review the Company’s financial plan and strategy for the current fiscal year and based on those reviews recommend the granting of equity awards for the upcoming fiscal year for approval by the Board.  Our Board has not historically granted options, stock appreciation rights or other similar awards. We will take into account the timing of our disclosure of material nonpublic information and the Compensation Committee plans to approve annual awards on the date of the regularly scheduled first fiscal quarter Board meeting following the Compensation Committee meeting at which the awards were recommended, with the grant date targeted to be soon after the public release of earnings for the previous fiscal year. Accordingly, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Other than grants that may be made in connection with hiring, promotions, equity awards are granted to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards.

Proposal No. 2: Ratification of
Independent Registered Public
Accounting Firm
The Audit & Risks Committee of the Board has selected PricewaterhouseCoopers LLP, or PwC, as the independent registered public accounting firm of the Company for 2025. PwC has been the independent registered public accounting firm of the Company since its selection in 2020.

RECOMMENDATION OF THE BOARD

The Board recommends that the stockholders vote “FOR” the ratification of the reappointment of PwC.
Pre-Approval Policy for Services of Independent
Registered Public Accounting Firm
As part of its duties, the Audit & Risks Committee is required to pre-approve audit and non-audit services performed by the independent registered public accounting firm (the “independent auditors”) to assure that the provision of such services does not impair the auditors’ independence. On an annual basis, the Audit & Risks Committee will review and provide pre-approval for certain types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit &
Risks Committee. If a type of service to be provided by the independent auditors has not received pre-approval during this annual process, it will require specific pre-approval by the Audit & Risks Committee.
The Audit & Risks Committee does not delegate to executive leadership its responsibilities to pre-approve services performed by the independent auditors.
Representatives of PwC will be present at the Annual Meeting and will have an opportunity to make a statement to stockholders if they so desire. The representatives will also be available to respond to questions from stockholders. There have been no disagreements with the independent registered public accounting firm on accounting and financial disclosure.
Relationship with Independent Registered Public
Accounting Firm
The following table presents aggregate fees for professional audit services rendered by PwC for the audit of the Company’s annual financial statements for each of the years ended December 31, 2024 and 2023, and fees billed for other services rendered by PwC during those years. The Audit & Risks Committee approved all audit fees, audit-related fees, tax fees and all other fees for services for provided by PwC for both 2024 and 2023.

	2024	2023
Audit Fees(1)	$2,706,445	$2,986,521
Audit-Related Fees(2)	$2,000	$2,000
Tax Fees	—	—
All Other Fees	—	—
Total	$2,708,445	$2,988,521
(1)The Audit Fees for the years ended December 31, 2024 and 2023 were for professional services rendered for the integrated audits of the Company’s consolidated financial statements, reviews of the quarterly financial statements, consents and assistance with review of documents filed with the SEC, including with respect to our IPO.
(2)The Audit-Related Fees billed for the fiscal years ended December 31, 2023 and December 31, 2024 were for software fees.

Questions and Answers About the
Annual Meeting and Voting
Who is entitled to vote at the Annual Meeting?
Stockholders who own shares of BKV common stock as of April 21, 2025, the Record Date, may vote at the Annual Meeting. There were 84,708,373 shares of BKV common stock outstanding on that date. Each share of BKV common stock entitles the holder to one vote on all matters submitted to a vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. A complete list of the stockholders entitled to vote will be available for examination at the Annual Meeting and for at least 10 days prior to the Annual Meeting at our corporate offices located at 1200 17th Street Ste. 2100, Denver, CO 80202.
How may I attend the Annual Meeting?
You may vote your shares without attending by following the instructions below regarding proxies. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. Central Daylight Time on the date of the Annual
Meeting. Attendance at the Annual Meeting is limited to stockholders, our employees, invited guests, and, in some cases, special representatives of stockholders whose proposals appear in our proxy statement. All stockholders as of the Record Date may attend the Annual Meeting but must present photo identification and proof of stock ownership. If you are a stockholder of record (your shares are held in your name), valid photo identification such as a driver’s license or passport showing a name that matches our records will suffice. If you are a beneficial owner (your shares are held through a broker, bank or nominee), you must provide valid photo identification and current evidence of your ownership of shares, which you can obtain from your broker, bank or nominee. The use of cell phones, smartphones, recording and photographic equipment and computers is not permitted in the meeting room at the
Annual Meeting.
We intend to hold the Annual Meeting in person and virtually.  You may also attend the meeting, vote your shares and submit questions electronically during the meeting via live webcast by logging in at: www.virtualshareholdermeeting.com/BKV2025. We recommend that you log in at least 15 minutes before the meeting to ensure that you are logged in when the meeting starts.
When were the enclosed solicitation materials first given to stockholders?
This proxy statement and the accompanying proxy card are first being mailed, given or made available to stockholders, on or about
April 28, 2025. We are also making our proxy materials available to our stockholders on the Internet. You may read, print and download our 2024 Annual Report to Stockholders and our proxy statement at www.proxyvote.com. On an ongoing basis, stockholders may request to receive proxy materials in printed form by mail or electronically by email.
“Householding” – Stockholders sharing the same last name and address.
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called
“householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding”
communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.
To receive free of charge a separate copy of this proxy statement, including a copy of the Notice of Internet Availability, or the
Annual Report, or separate copies of any future notice, proxy statement or annual report, stockholders may write or call the
Company at the following:
BKV Corporation
Attention: Secretary
1200 17th Street Ste. 2100,
Denver, CO 80202
(720) 375-9680
If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the mailing address and phone number above. Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What constitutes a quorum of stockholders?
We must have a quorum to conduct the meeting. A quorum is the presence at the Annual Meeting in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast as of the Record Date. Because there were 84,708,373 shares of common stock outstanding on April 21, 2025, the Record Date, the quorum for the Annual Meeting requires the presence at the meeting in person or by proxy of stockholders entitled to vote at least 42,354,187 shares. Broker non-votes, abstentions, and withhold-authority votes COUNT for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner represents the shares at the meeting but does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner.
If I am the “beneficial owner” of shares that are held in “street name” by my broker, will my broker vote for me? How are broker non-votes treated?
Under the NYSE member rules, a member broker (that is, a member of the NYSE) that holds shares in street name for customers generally has the authority to vote on certain “routine” or “discretionary” proposals if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. However, the NYSE precludes brokers from exercising their voting discretion on certain proposals without instructions from the beneficial owner, and the NYSE now expressly prohibits brokers holding in “street name” for their beneficial holder clients from voting in an election of directors and from voting on certain corporate governance matters without receiving specific instructions from those clients. Therefore, if you hold your shares in the name of a bank, broker or other holder of record, for your vote to be counted on Proposals No. 1 and 2 you will need to communicate your voting decisions to your bank, broker or other holder of record before June 5, 2025.
How will you treat abstentions?
Abstentions are counted for purposes of determining whether a quorum is present. For the purpose of determining whether the stockholders have approved the matters addressed by Proposal No. 1, abstentions will have no effect on the vote, but because
Proposal No. 2 requires approval of a majority of shares represented at the meeting, abstentions on these proposals will have the same effect as a vote “AGAINST.”
How do I vote?
On or about April 28, 2025, we mailed a notice to stockholders containing instructions on how to access our proxy materials and vote online at www.proxyvote.com. Because many of our stockholders are unable or choose not to attend the meeting in person and may have limited access to the Internet, we also sent proxy cards and offer electronic and telephonic voting to all of our stockholders who hold their shares in their own names (that is, whose shares are not held by a broker in “street name”) to enable them to direct the voting of their shares.
If you are the record holder of your shares, you may vote your shares (i) via the Internet, (ii) by telephone, (iii) by mail, or (iv) in person at the Annual Meeting by proxy. If your shares are held by your broker in “street name,” your broker is required to provide you with instructions for voting your shares.
Internet Access: If you have Internet access, you may submit your proxy by using the Internet 24 hours a day, 7 days a week, up until 11:59 p.m., Eastern Time, on June 18, 2025 by visiting the website provided on the Notice of Internet Availability of Proxy
Materials (Notice of Availability) or voting instruction card. If you vote by using the Internet, you do not need to return your proxy card or voting instruction card. Stockholders who hold shares beneficially in “street name” may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustee, or nominees. Please check the voting instruction card for internet voting availability.
By Telephone: If you live in the United States may use any touch tone telephone to vote your proxy 24 hours a day, 7 days a week, up until 11:59 p.m., Eastern Time, on June 18, 2025. The telephone number is printed on your proxy card or voting instruction card.
If you vote by telephone, you do not need to return your proxy card or voting instruction card. Stockholders who hold shares beneficially in “street name” may vote by telephone by calling the number specified on the voting instruction card provided by their brokers, trustee, or nominees. Please check the voting instruction card for telephonic voting availability.
By Mail: If you received or requested a paper copy of the materials, you may submit your proxy by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker, trustee, or nominee, and mailing it in the enclosed, postage paid, addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as the Board recommends. Mark, sign and date your proxy card and return it in the postage paid envelope provided as soon as possible as it must be received by the Company prior to June 19, 2025, the
Annual Meeting date.
Vote During the Virtual Annual Meeting: To vote during the virtual Annual Meeting, Stockholders of record at the close of business on April 21, 2025, or their legal proxy holders, must register for and log in to www.virtualshareholdermeeting.com/
BKV2025 using their 16-digit control number provided on their proxy card. This website also will contain instructions to participate in the virtual Annual Meeting.

What is the voting requirement to approve each of the proposals?
Proposal No. 1 - Election of Directors: Any nominee who receives a greater number of votes cast “FOR” his or her election than votes cast “AGAINST” his or her election will be elected to the Board. Shares not represented in person or by proxy at the Annual
Meeting, abstentions and broker non-votes will have no effect on the election of directors.
Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm: The affirmative vote of holders of a majority of the shares represented and entitled to vote at the meeting, either in person or by proxy, on Proposal No. 2 is required to ratify the appointment of PwC as our independent registered public accounting firm. Therefore, abstentions will have the same effect as a vote “AGAINST.” Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm. Therefore, we do not expect any broker non-votes on this proposal. However, to the extent there are any broker non-votes, they will have no effect on the results of this vote.
What is a proxy?
A proxy is a person you appoint to vote on your behalf. When you vote by completing and returning the enclosed proxy card, you will be designating Christopher P. Kalnin and Lindsay B. Larrick as your proxies, with power of substitution. We solicit proxies so that as many shares as possible of common stock may be voted at the Annual Meeting. You must complete and return the enclosed proxy card or vote by phone or Internet to have your shares voted by proxy as contemplated by this proxy statement.
How will my proxy vote my shares?
Your proxies will be voted in accordance with your instructions. If you complete and return your proxy card but do not provide instructions on how to vote, your proxies will vote “FOR” the four Class I director nominees and the ratification of PwC as the
Company’s independent registered public accounting firm for 2025. Also, your proxy card or your vote via phone or internet will give your proxies authority to vote, using their best judgment, on any other business that properly comes before the meeting.
How do I vote by mail using my proxy card?
There are three steps:
Step 1
a.Proposal No. 1
Election to the Board of four Class I directors to serve until the 2028 Annual Meeting or until their successors are duly elected and qualified. To vote for a director, check the box marked “FOR” opposite the name of the director. To cast your vote against a director, mark the box “AGAINST” opposite the name of the director. If you do not wish to vote, mark the box “ABSTAIN.”
b.Proposal No. 2
To vote for the proposal to ratify PwC as the Company’s independent registered public accounting firm for 2025, check the box marked “FOR.” If you are opposed to the proposal, check the box, “AGAINST.” If you do not wish to vote, mark the box “ABSTAIN.”
Step 2
Sign and date your proxy card. IF YOU DO NOT SIGN AND DATE YOUR PROXY CARD, YOUR VOTES WILL NOT BE
COUNTED. EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS
MADE, EACH SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS AS SET FORTH
IN THIS PROXY STATEMENT.
Step 3
Mail your proxy card in the pre-addressed, postage-paid envelope.
May I vote by proxy even if I plan to attend the Annual Meeting?
Yes. If you vote by proxy, you need to fill out a ballot at the Annual Meeting only if you want to change your vote.
How may I revoke my proxy after I have delivered it?
A proxy may be revoked at any time before it is voted by sending written notice of revocation to the Secretary of the Company, by delivering a later dated proxy (by one of the methods described above) or by voting in person at the meeting.
The Secretary may be contacted at the following address: BKV Corporation, Attention: Secretary, 1200 17th Street Ste. 2100,
Denver, Colorado 80202.

Who is soliciting my proxy, how is it being solicited, and who pays the costs?
The Company, on behalf of the Board, through its officers and employees, is soliciting proxies primarily by mail. However, proxies also may be solicited in person, by telephone or facsimile. Morrow Sodali LLC, a proxy solicitation firm, will be assisting us for a fee of approximately $15,000 plus out-of-pocket expenses. BKV Corporation pays the cost of soliciting proxies and reimburses brokers and others for forwarding proxy materials to you.
When will the voting results be available?
The Company will announce preliminary voting results at the Annual Meeting. Voting results will also be disclosed on a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting. Once filed, this Form 8-K will be available on the Company’s and the SEC’s websites.
Implications of being an “emerging growth company.”
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation.
We will remain an emerging growth company until the earlier of: (a) the last day of the year following the fifth anniversary of the consummation of our IPO, (b) the last day of the year in which we have total annual gross revenue of at least $1.235 billion, (c) the last day of the year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of the second quarter of such year, or (d) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Requirements for Submitting Proxy
Proposals and Transaction of Business
at Annual Meeting
Transaction of Business at the Annual Meeting
Although the Notice of Annual Meeting of Stockholders calls for transaction of such other business as may properly come before the meeting, the Company’s executive leadership has no knowledge of any matters to be presented for action by stockholders at the meeting other than as set forth in this proxy statement. The Company’s Bylaws set forth the requirements for stockholders to propose to bring matters before the meeting. A stockholder must timely submit a notice containing certain information about any proposal and the proposing stockholder. To be timely, such notice must be delivered to or mailed and received at the Company’s principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If any other business should come before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment. A copy of the relevant bylaw provisions may be obtained on www.sec.gov or by contacting the Secretary of the Company at BKV Corporation, Attention: Secretary, 1200 17th Street Ste. 2100, Denver, Colorado 80202.
Date for Receipt of Stockholder Proposals for the
2026 Annual Meeting
Stockholder proposals intended to be presented for possible inclusion in the Company’s proxy materials for the 2026 Annual
Meeting must be received by the Company at its principal executive office not later than December 29, 2025. Any stockholder submitting a proposal intended to be brought before the 2026 Annual Meeting who has not sought inclusion of the proposal in the
Company’s proxy materials must provide written notice of such proposal to the Secretary of the Company at the Company’s principal executive office no later than the close of business on March 21, 2026, and no earlier than the opening of business on
February 19, 2026. If, however, the 2026 Annual Meeting is called for a date that is not within 30 days before or 70 days after June
19, 2026, written notice of any such proposal must be received no later than the close of business on the tenth day following the day on which notice of the 2026 Annual Meeting date was disclosed in a press release released by the Company or in a document publicly filed by the Company with the SEC, whichever first occurs. The Company’s Bylaws require that notices of stockholder proposals contain certain information about any proposal and the proposing stockholder. A copy of the relevant bylaw provisions may be obtained on www.sec.gov or by contacting the Secretary of the Company at BKV Corporation, Attention: Secretary, 1200
17th Street Ste. 2100, Denver, Colorado 80202.
Date for Receipt of Stockholder Director
Nominations for the 2026 Annual Meeting
Stockholder director nominations intended to be presented for possible inclusion in the Company’s proxy materials for the 2026
Annual Meeting must be received by the Company at its principal executive office no later than December 29, 2025.
The Company’s Bylaws also provide that any stockholder may nominate a candidate for election to the Board, which nomination is not submitted for inclusion in the Company’s proxy materials. Assuming that the Annual Meeting is held within 30 days before or 70 days after of June 19, 2026, the Company’s Bylaws require that notice be provided in writing to the Secretary of the Company (at the same address noted above) no later than the close of business on March 21, 2026, and no earlier than the opening of business on February 19, 2026. For additional information, see “Corporate Governance – Stockholder Nominations” for a discussion of the delivery requirements if the Company’s 2026 Annual Meeting is held outside the above window.
Dated: April 28, 2025

BKV®

BKV CORPORATION
1200 17TH STREET, SUITE 2100
DENVER, CO 80202
ATTENTION: LEGAL DEPARTMENT

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 18, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BKV2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 18, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66543-P30347 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BKV CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Christopher P. Kalnin
02) Chanin Vongkusolkit
03) Anon Sirisaengtaksin
04) Somruedee Chaimongkol

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report for the year ended December 31, 2024 are available at www.proxyvote.com.

V66544-P30347

BKV CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
JUNE 19, 2025 9:00 AM CT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Christopher P. Kalnin and Lindsay B. Larrick, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BKV CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM CT on Thursday, June 19, 2025, at Ridglea Country Club, Ballroom, 3700 Bernie Anderson Avenue, Fort Worth, TX 76116 and virtually at www.virtualshareholdermeeting.com/BKV2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side